UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4098

Name of Registrant: Vanguard Chester Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2009 – March 31, 2010

Item 1: Reports to Shareholders

Vanguard PRIMECAP Fund
Semiannual Report

March 31, 2010

> Vanguard PRIMECAP Fund returned more than 12% for the six months ended March 31, 2010, ahead of the returns of its comparative standards.

> About three-quarters of the fund’s return came from information technology, industrial, and consumer discretionary stocks.

> Compared with the benchmark index, the advisor’s astute selection among industrial, energy, and consumer discretionary stocks helped boost performance, but health care holdings detracted.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	7
Fund Profile.	12
Performance Summary.	13
Financial Statements.	14
About Your Fund’s Expenses.	25
Glossary.	27

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Six Months Ended March 31, 2010
Total
Returns
Vanguard PRIMECAP Fund
Investor Shares	12.54%
Admiral™ Shares	12.61
S&P 500 Index	11.75
Multi-Cap Growth Funds Average	11.59
Multi-Cap Growth Funds Average: Derived from data provided by Lipper Inc.

Admiral Shares are a lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

Your Fund’s Performance at a Glance
September 30, 2009 , Through March 31, 2010
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard PRIMECAP Fund
Investor Shares	$55.10	$61.55	$0.447	$0.000
Admiral Shares	57.20	63.87	0.530	0.000

1

Chairman’s Letter

Dear Shareholder,

The fund’s new fiscal year began on a much brighter note than the year before, as the stock market rally continued, almost uninterrupted. For the six months ended March 31, Vanguard PRIMECAP Fund returned 12.54% for Investor Shares and 12.61% for Admiral Shares—the fund’s best fiscal first half since 2004. This performance was about a percentage point ahead of the return for the benchmark Standard & Poor’s 500 Index and the average return for multi-capitalization growth funds.

The low-turnover portfolio reflects the key investment themes of PRIMECAP Management Company, the fund’s advisor: continued optimism about the growth prospects for technology and health care stocks, and concern about leverage in the financial sector. Technology stocks, along with consumer discretionary and industrial holdings, were among the biggest contributors to the fund’s results in the first half. But health care holdings lagged, weighed down, in part, by uncertainty about legislative reform.

Stock market rally continued despite a few minor setbacks
After a steep but short-lived decline, stocks resumed their uphill trek in February. The broad U.S. stock market ended the six-month period up about 12%. Since stocks began their historic recovery in March just over a year ago, U.S. equities have risen more than 70%.

2

During the six months, small-capitalization companies outperformed larger-cap companies, while growth stocks trumped their value counterparts, though the differences weren’t all that significant.

Foreign stocks didn’t fare as well as domestic stocks, but still ended the period on a positive note. Investors’ concerns about Greece’s creditworth-iness, as well as that of economies such as Spain and Portugal, weighed on the European markets. In Asia, possible changes to China’s monetary policies and weakness in the Japanese market hindered the region’s results. Emerging-market stocks, which made a quick and substantial recovery from the economic slowdown, continued to outperform developed-market stocks.

Investors still favored riskier bond options
The broad U.S. taxable bond market returned about 2% for the period, as investors continued to prefer higher-risk corporate bonds over government issues. The broad municipal bond market returned 0.28%. The yields of longer-term U.S. Treasury bonds rose during the six months, while those of the shortest-term securities remained near 0%.

The Federal Reserve Board has kept its target for short-term interest rates unchanged at 0% to 0.25% since December 2008 and has said that it expects to maintain that rate for “an extended period.” In late February, Fed Chairman Ben Bernanke said that low interest rates were still necessary to

Market Barometer

			Total Returns
		Periods Ended March 31, 2010
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	12.11%	51.60%	2.31%
Russell 2000 Index (Small-caps)	13.07	62.76	3.36
Dow Jones U.S. Total Stock Market Index	12.48	52.88	2.82
MSCI All Country World Index ex USA (International)	5.51	61.67	6.59

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	1.99%	7.69%	5.44%
Barclays Capital Municipal Bond Index	0.28	9.69	4.58
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.13	2.76

CPI
Consumer Price Index	0.77%	2.31%	2.40%

3

help the economy recover, but that the central bank would be ready to tighten credit “at the appropriate time.” The Fed has, however, begun to wind down credit programs established during the financial crisis.

Stocks sensitive to the economy delivered winning performances
As the recession gave way to economic recovery, stocks whose corporate fortunes are more exposed to the ups and downs of the business cycle had the chance to shine again in the half-year. Together, the information technology, industrial, and consumer discretionary sectors were responsible for about three-quarters of the fund’s return. Along with health care, which fared less well, these sectors represented the fund’s largest holdings.

Technology, the largest sector in the fund, has played a leading role in the fund’s performance for several years. The advisor believes it has built a portfolio that is well-positioned to benefit from global growth in data usage and demand for smartphones, Internet services, and other technology. The sector returned about 12% in the first half of the fiscal year, powered by three of the fund’s ten largest holdings: Oracle, Google, and Microsoft—all of which had double-digit gains as technology spending picked up steam.

Industrial and consumer discretionary stocks—sometimes cast in the role of understudies to the fund’s larger technology and health care sectors—played a starring role with sector returns of about 22% each. FedEx, the fund’s largest holding at the

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
PRIMECAP Fund	0.49%	0.37%	1.40%

The fund expense ratios shown are from the prospectus dated January 26, 2010, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the six months ended March 31, 2010, the fund’s annualized expense ratios were 0.47% for Investor Shares and 0.35% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2009.

Peer group: Multi-Cap Growth Funds.

4

end of March, had a six-month return of almost 25% and added a percentage point to the fund’s result as the economy turned around. Other leading industrial contributors included Southwest Airlines, Honeywell International, and Caterpillar.

Despite persistently high unemployment, more-confident consumers began to loosen the tight grip on their wallets, giving a boost to DIRECTV—a top-ten holding in the fund on March 31. Other strong contributors in the consumer discretionary sector included Amazon.com and Whirlpool.

Health care stocks, representing the fund’s second-largest sector, came up a bit short against the backdrop of the protracted reform debate, which continued after a bill to overhaul the country’s health care system was signed into law in March. Still, the sector advanced more than 7%. Life sciences holding Millipore gained 50%, medical device-maker Medtronic returned almost 24%, and major pharmaceutical companies Eli Lilly and Novartis had modest double-digit gains. Notable detractors were Boston Scientific and top-ten holding Amgen, both because of issues involving particular products.

Compared with the benchmark S&P 500 Index, the fund’s outsized position in health care, and the advisor’s choice of holdings within the sector, held back performance. Technology, also significantly overweighted in the fund, was essentially neutral in terms of relative performance. On the plus side, industrial, energy, and consumer discretionary holdings helped the fund outperform its benchmark. The fund also benefited from having only a small stake in the financial sector, which represents a larger slice of the index and earned relatively modest returns.

Slow and steady often wins in the real world, too
For more than 25 years, PRIMECAP Management Company has kept a steady hand on the tiller of your fund while navigating through both choppy waters and calm seas. This patient, disciplined approach can serve as a useful model in your own financial plans.

Whether markets are up or down, Vanguard cautions investors to tune out the daily noise in the marketplace and not to judge results based on short time periods. This is especially true for the PRIMECAP Fund, whose advisor researches companies intensively, seeking those that are underappreciated and that have the potential for superior growth over an investment horizon of three to five years. Shareholders can benefit from this longer-term perspective, which also helps to minimize trading costs, and from an overall expense ratio that is about a percentage point lower than the peer-fund average.

5

On another matter, I would like to inform you that as of January 1, 2010, we completed a leadership transition that began in March 2008. I succeeded Jack Brennan as chairman of Vanguard and each of the funds. Jack has agreed to serve as chairman emeritus and senior advisor. Under Jack’s leadership, Vanguard has grown to become a preeminent firm in the mutual fund industry. Jack’s energy, his relentless pursuit of perfection, and his unwavering focus on always doing the right thing for our clients are evident in every facet of Vanguard policy today.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 13, 2010

6

Advisor’s Report

Vanguard PRIMECAP Fund returned 12.54% for Investor Shares and 12.61% for Admiral Shares for the six months ended March 31, 2010, ahead of the 11.75% return of its unmanaged S&P 500 Index benchmark and the 11.59% average return of multi-capitalization growth fund competitors. Although our holdings in technology, which remains the fund’s largest sector, produced good returns, some of our top performers were industrial and consumer discretionary stocks. Health care, the second-largest sector, underperformed the benchmark because of poor stock selection.

Investment environment
Equity markets have rebounded strongly since early March 2009, when most major indexes had fallen to bear-market lows. By the end of calendar-year 2009, the rally had propelled the S&P 500 Index to a total return of more than 67% from the market low, and advances continued through March. However, even with this spectacular comeback, the prices of many stocks remain below the peaks reached in October 2007.

Although an “official” end to what is likely to have been the longest U.S. recession since the 1930s has not yet been declared, consumers and investors have been heartened by signs of an economy on the mend. The U.S. economy has now registered two consecutive quarters of growth in Gross Domestic Product (GDP)—and most economists expect another positive report when first quarter 2010 GDP is released in late April. [Editor’s note: On April 30, the Commerce Department reported first quarter GDP growth of 3.2%.]

At the same time, many economic indicators remain weak, the national unemployment rate hovers near 10%, the housing market continues to struggle, consumer balance sheets remain highly leveraged, and state and local governments face major fiscal crises.

In our most recent annual report, we noted that equity investment opportunities were no longer as compelling as they were in early 2009, when valuations were at near-term lows. Since then, valuations have risen, but we continue to find buying opportunities in stocks of companies that we view to have long-term fundamentals that will evolve significantly better than current valuation suggests.

Management of the fund
We continue to manage the PRIMECAP Fund with a long-term perspective, in the expectation that our choices will outperform the market over a three- to five-year horizon. We rely on rigorous fundamental research and meet with company management, competitors, suppliers, and customers to help identify potential opportunities, as well as to reassess our conviction in our holdings.

7

Our investment process has led us to build significant investments in technology and health care over the years. Although these two sectors accounted for less than one-third of the benchmark’s weighting, on average, during the six months, they represented more than half of the value of the fund.

Technology
We believe many technology stocks continue to have reasonable valuations, and we remain enthusiastic about prospects for growth. For example, we believe the transition to mobile computing, in particular to mobile Internet use with smartphones, is still in its infancy and is creating many attractive opportunities.

There are more than 4.8 billion mobile phone subscriptions around the world, and more than 1.6 billion Internet users, but less than 10% of total mobile phones are data-centric smartphones. We anticipate that millions of customers, especially in the emerging markets, which often lack land lines and other infrastructure, will adopt smartphones as the main way, and sometimes the only way, to access the Internet.

Among our holdings that we believe are well-positioned to capitalize on these opportunities are Oracle (cloud computing and software), QUALCOMM (Internet servers), and Ericsson (communications infrastructure). Oracle (+24%), one of our ten largest holdings, was one of the top contributors to the fund’s six-month return. In January, Oracle completed its acquisition of Sun Microsystems (whose products include computer servers and processors), giving the combined company an expanded and more integrated presence in the technology arena. Oracle also has a strong balance sheet, which allows it to have great financial flexibility. Ericsson was one of our largest purchases during the past six months. Global communications infrastructure continues to expand, and we expect Ericsson to benefit from the increase in capital investments.

Health care
We believe there are several demographic trends that favor growth in global demand for health care products and services: rising disposable income, increasing life expectancy, an aging population, and untapped demand in the emerging markets.

We see some of the most compelling opportunities in biotechnology, which is at the forefront of today’s unmet medical needs. For example, biotechnology companies are developing monoclonal antibodies that are able to target and kill specific cancer cells—a significant improvement over chemotherapy. Furthermore, biotechnology drugs and therapies do not face the threat of generic competition in the same manner as small-molecule pharmaceutical products, effectively extending the pricing power for their developer.

8

Amgen was our largest purchase in the fund during the last six months.

The company continues to await approval from the Food and Drug Administration for Prolia (the brand name for denosumab), a new treatment for osteoporosis. We also increased our holdings in Boston Scientific. Although the stock price suffered because of a March recall of implantable cardiac defibrillators, we believe the long-term prospects for the company are not reflected in its current market valuation. We eliminated our position in Genzyme, which has struggled with contamination in its manufacturing process. Amgen, Boston Scientific, and Genzyme all detracted from our six-month performance.

On the plus side, Medtronic put product-related issues behind it and made a strong contribution to six-month results, along with pharmaceutical holdings Eli Lilly and Novartis. Eli Lilly was one of our largest purchases; we believe the stock’s valuation fully discounts the upcoming patent expiration of key products without reflecting the potential of its research and development pipeline.

All eyes have been focused on health care reform. Last October, we noted that our biotechnology holdings were intrinsically less vulnerable to the proposed changes; we continue to believe that this is the case now that legislation has been passed. Some pharmaceutical companies and equipment makers could benefit as several million more Americans gain access to health insurance. However, longer-term, the new legislation raises concerns about the possibility of price controls, which could discourage innovation.

Other sector highlights
In addition to outsized holdings in technology and health care, the fund was modestly overweighted in consumer discretionary and industrial stocks. This worked to our advantage as the two sectors were the top performers in the S&P 500 Index over the past six months.

Consumer discretionary stocks often outperform in the early stages of a recovery, and our holdings were no exception, making strong contributions to the fund’s return in the last fiscal year. Perhaps more unusual is that many of these companies also outperformed in the six months through March, a trend that is not as likely to continue. Some of our top contributors were DIRECTV, Amazon.com, Whirlpool, and TJX Cos.

FedEx (+24%), the fund’s largest holding and the top contributor to its six-month return, was a standout performer among industrials. The company prudently cut costs during the recession and now has improved operating leverage as demand is increasing. FedEx has also benefited from DHL’s decision to exit the U.S. package delivery market. Other strong contributors

9

included Caterpillar and Southwest Airlines, which reported record load levels for the second half of calendar-year 2009.

The fund is underweighted in the energy sector relative to its benchmark. However, the companies in the fund are more focused on oil and gas exploration and production and drilling equipment and services. These areas tend to have more direct exposure to energy price cycles than some of the major integrated companies. EOG Resources and Noble Energy, two independent producers, each posted returns of more than 11%.

Although we are still significantly underweighted in financials, we increased our position in Marsh & McLennan Cos., one of the world’s largest insurance brokers. We have confidence in the company’s new management team, profit margins are recovering, and the company’s growth prospects look favorable.

Outlook
We have seen a significant rally in stocks over the past year, and we are more cautious in our outlook. The stock market is a leading indicator of trends in the broad economy. Our concerns are that valuations in the stock market are anticipating a more rapid recovery than is likely to occur. After the global economic slowdown and the near-collapse of major financial markets, we believe it will take more time to return to “normal.”

While financial markets have stabilized, thanks to dramatic and unprecedented actions by the government and the Federal Reserve Board, many businesses and consumers still find it difficult to access credit.

The federal government’s large-scale intervention, not only in the financial markets but also in the broader economy, is likely to have consequences for the investment environment for some time to come. We have not yet seen the full effect of various programs, such as those to stimulate the adoption of renewable energy and the first-time homebuyer’s tax credit, but costs to taxpayers are certain. And in the long run, we believe that market forces are more efficient allocators of resources than governments are.

Questions about these government programs, as well as the Fed’s “exit strategy,” including steps to begin draining liquidity from the system and the timing of a possible increase in the target for short-term interest rates, add to the uncertain outlook. So does the prospect of inflation, stemming from the extensive spending on various rescue programs. For now, very low short-term rates are keeping intermediate- and longer-term rates in check.

10

We will, as always, rely on our in-depth, fundamental, and proprietary research to identify companies with revenues and profits that, in our judgment, will grow more rapidly than the expectations that are reflected in their current valuations. We remain focused on investing in the stocks of companies with global competitive advantages, innovative products, growing markets, and strong balance sheets, if we can buy them at what we believe is an attractive price.

Howard B. Schow
Portfolio Manager

Mitchell J. Milias
Portfolio Manager

Joel P. Fried
Portfolio Manager

Theo A. Kolokotrones
Portfolio Manager

David H. Van Slooten
Portfolio Manager

Alfred W. Mordecai
Portfolio Manager

PRIMECAP Management Company

April 20, 2010

11

PRIMECAP Fund

Fund Profile
As of March 31, 2010

Share-Class Characteristics
	Investor		Admiral
	Shares		Shares
Ticker Symbol	VPMCX		VPMAX
Expense Ratio[1]	0.49%		0.37%
30-Day SEC
Yield	0.16%		0.27%

Portfolio Characteristics
			DJ
			U.S. Total
	S&P 500		Market
	Fund	Index	Index
Number of Stocks	112	500	4,159
Median Market Cap $33.3B		$48.2B	$31.4B
Price/Earnings Ratio	24.5x	20.9x	23.0x
Price/Book Ratio	2.9x	2.2x	2.2x
Return on Equity	19.9%	20.6%	19.1%
Earnings Growth Rate	8.5%	6.8%	6.9%
Dividend Yield	1.3%	1.9%	1.7%
Foreign Holdings	12.0%	0.0%	0.0%
Turnover Rate
(Annualized)	3%	—	—
Short-Term Reserves	2.2%	—	—

Sector Diversification (% of equity exposure)

			DJ
			U.S. Total
		S&P 500	Market
	Fund	Index	Index
Consumer
Discretionary	12.8%	10.1%	11.0%
Consumer Staples	1.1	11.3	9.8
Energy	7.2	10.9	10.0
Financials	3.7	16.5	17.3
Health Care	22.3	12.1	12.4
Industrials	14.5	10.5	10.9
Information
Technology	31.5	18.9	18.5
Materials	6.7	3.5	4.0
Telecommunication
Services	0.1	2.8	2.6
Utilities	0.1	3.4	3.5

Volatility Measures
		DJ
		U.S. Total
	S&P 500	Market
	Index	Index
R-Squared	0.94	0.96
Beta	0.96	0.94

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)

FedEx Corp.	Air Freight &
	Logistics	4.3%
Amgen Inc.	Biotechnology	4.1
Eli Lilly & Co.	Pharmaceuticals	3.6
Google Inc. Class A	Internet Software &
	Services	3.4
Oracle Corp.	Systems Software	3.3
Medtronic Inc.	Health Care
	Equipment	3.3
Novartis AG ADR	Pharmaceuticals	3.2
Adobe Systems Inc.	Application
	Software	2.9
DIRECTV Class A	Cable & Satellite	2.9
Microsoft Corp.	Systems Software	2.8
Top Ten		33.8%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated January 26, 2010, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the six months ended March 31, 2010, the annualized expense ratios were 0.47% for Investor Shares and 0.35% for Admiral Shares.

12

PRIMECAP Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 1999, Through March 31, 2010

Note: For 2010, performance data reflect the six months ended March 31, 2010.

Average Annual Total Returns: Periods Ended March 31, 2010

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	11/1/1984	47.22%	5.88%	1.76%
Admiral Shares	11/12/2001	47.37	6.02	6.62[1]
1 Return since inception.

Vanguard fund total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.

See Financial Highlights for dividend and capital gains information.

13

PRIMECAP Fund

Financial Statements (unaudited)

Statement of Net Assets

As of March 31, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (97.8%)
Consumer Discretionary (12.6%)
*	DIRECTV Class A	25,022,807	846,021
1	Whirlpool Corp.	5,985,000	522,191
	Sony Corp. ADR	11,450,000	438,764
*	Amazon.com Inc.	2,550,000	346,112
	TJX Cos. Inc.	7,823,500	332,655
*	Kohl’s Corp.	5,172,400	283,344
	Target Corp.	5,019,000	263,999
	Walt Disney Co.	5,500,000	192,005
*	Bed Bath & Beyond Inc.	3,691,000	161,518
	Mattel Inc.	4,247,800	96,595
	Best Buy Co. Inc.	1,575,000	67,001
	Lowe’s Cos. Inc.	2,450,000	59,388
	Carnival Corp.	1,358,000	52,799
*	Eastman Kodak Co.	9,000,000	52,110
	Abercrombie & Fitch Co.	375,000	17,115
			3,731,617
Consumer Staples (1.1%)
	Costco Wholesale Corp.	4,600,000	274,666
	Procter & Gamble Co.	510,000	32,268
	Kellogg Co.	278,000	14,853
	PepsiCo Inc.	44,000	2,911
	Avon Products Inc.	61,500	2,083
			326,781
Energy (7.0%)
	Noble Energy Inc.	6,300,000	459,900
	EOG Resources Inc.	3,816,000	354,659
	Schlumberger Ltd.	5,188,500	329,262
	Peabody Energy Corp.	5,837,100	266,755
	Hess Corp.	3,250,000	203,288
*	Plains Exploration &
	Production Co.	4,000,000	119,960
	EnCana Corp.	2,285,000	70,904
	Cenovus Energy Inc.	2,285,000	59,890
	ConocoPhillips	1,000,000	51,170

			Market
			Value•
		Shares	($000)
	Petroleo Brasileiro
	SA ADR Type A	1,100,000	43,549
	National Oilwell Varco Inc.	1,038,000	42,122
	Petroleo Brasileiro
	SA ADR	697,830	31,046
*	Transocean Ltd.	250,000	21,595
*	Southwestern Energy Co.	400,000	16,288
	Noble Corp.	200,000	8,364
			2,078,752
Financials (3.6%)
	Marsh &
	McLennan Cos. Inc.	17,000,000	415,140
*	Berkshire Hathaway Inc.
	Class B	2,680,000	217,804
	Discover Financial
	Services	10,140,800	151,098
	Chubb Corp.	2,550,000	132,217
	Bank of New York
	Mellon Corp.	1,900,000	58,672
	Aflac Inc.	800,000	43,432
	Progressive Corp.	1,500,000	28,635
	Wells Fargo & Co.	800,000	24,896
			1,071,894
Health Care (21.9%)
*	Amgen Inc.	20,205,000	1,207,451
	Eli Lilly & Co.	29,374,500	1,063,944
	Medtronic Inc.	21,681,652	976,325
	Novartis AG ADR	17,639,765	954,311
*	Biogen Idec Inc.	12,550,400	719,891
	Roche Holding AG	3,605,000	585,490
*	Boston Scientific Corp.	44,966,962	324,662
*,1	Millipore Corp.	2,820,000	297,792
*	Life Technologies Corp.	3,100,000	162,037
	GlaxoSmithKline
	PLC ADR	3,210,000	123,649
	Johnson & Johnson	1,000,000	65,200
	Sanofi-Aventis SA ADR	165,000	6,164
			6,486,916

14

PRIMECAP Fund

			Market
			Value•
		Shares	($000)
Industrials (14.2%)
	FedEx Corp.	13,571,170	1,267,547
	Southwest Airlines Co.	34,521,300	456,372
	CH Robinson
	Worldwide Inc.	8,166,000	456,071
	Honeywell
	International Inc.	8,304,500	375,945
	Caterpillar Inc.	5,681,900	357,107
	Boeing Co.	3,140,000	227,995
	United Parcel Service Inc.
	Class B	3,520,000	226,723
	Union Pacific Corp.	2,525,900	185,149
	Deere & Co.	2,438,700	145,005
*	AMR Corp.	15,754,550	143,524
	Canadian Pacific
	Railway Ltd.	1,841,800	103,583
*,1	Alaska Air Group Inc.	2,410,000	99,364
	Donaldson Co. Inc.	1,600,000	72,192
	Granite Construction Inc.	1,500,000	45,330
	Expeditors International of
	Washington Inc.	830,000	30,644
	Pall Corp.	205,000	8,300
	Norfolk Southern Corp.	53,100	2,968
			4,203,819
Information Technology (30.7%)
*	Google Inc. Class A	1,789,300	1,014,551
	Oracle Corp.	38,100,600	978,804
*	Adobe Systems Inc.	24,090,000	852,063
	Microsoft Corp.	28,590,000	836,829
	Texas Instruments Inc.	31,235,000	764,320
*,1	Intuit Inc.	17,300,000	594,082
	Hewlett-Packard Co.	8,305,000	441,411
	QUALCOMM Inc.	10,204,000	428,466
*	EMC Corp.	21,079,200	380,269
	Corning Inc.	16,280,400	329,027
	Intel Corp.	14,550,000	323,883
*	Citrix Systems Inc.	6,000,000	284,820
^	Telefonaktiebolaget LM
	Ericsson ADR	26,000,000	271,180
*	NVIDIA Corp.	15,250,000	265,045
*	Micron Technology Inc.	20,000,000	207,800
*	Symantec Corp.	12,009,200	203,196
	Accenture PLC Class A	4,136,200	173,514
	ASML Holding NV	3,492,500	123,635
	Applied Materials Inc.	8,894,600	119,899
1	Plantronics Inc.	3,701,500	115,783
*	eBay Inc.	3,425,000	92,304
*	Motorola Inc.	12,870,000	90,347
	KLA-Tencor Corp.	2,920,000	90,286
*	Rambus Inc.	2,500,000	54,625
*	Cisco Systems Inc.	1,625,000	42,299
*	Dell Inc.	1,380,000	20,714
*	Entegris Inc.	2,583,472	13,021

		Market
		Value•
	Shares	($000)
* Apple Inc.	23,000	5,403
Activision Blizzard Inc.	392,000	4,728
		9,122,304
Materials (6.5%)
Potash Corp. of
Saskatchewan Inc.	6,300,000	751,905
Monsanto Co.	7,391,460	527,898
Praxair Inc.	3,670,867	304,682
Weyerhaeuser Co.	2,225,000	100,726
Vulcan Materials Co.	1,500,000	70,860
* Domtar Corp.	1,073,560	69,148
Alcoa Inc.	4,854,000	69,121
Freeport-McMoRan
Copper & Gold Inc.	600,000	50,124
		1,944,464
Telecommunication Services (0.1%)
* Sprint Nextel Corp.	10,530,000	40,014

Utilities (0.1%)
* AES Corp.	2,422,600	26,649
FPL Group Inc.	179,440	8,672
		35,321
Total Common Stocks
(Cost $20,825,066)		29,041,882
Temporary Cash Investment (2.5%)
Money Market Fund (2.5%)
2,3 Vanguard Market
Liquidity Fund, 0.183%
(Cost $726,720)	726,720,258	726,720
Total Investments (100.3%)
(Cost $21,551,786)		29,768,602
Other Assets and Liabilities (-0.3%)
Other Assets		71,863
Liabilities[3]		(155,865)
		(84,002)
Net Assets (100%)		29,684,600

15

PRIMECAP Fund

Market
Value•
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value	29,768,602
Accrued Income	34,010
Receivables for Capital Shares Issued	21,101
Other Assets	16,752
Total Assets	29,840,465
Liabilities
Security Lending Collateral Payable
to Brokers	72,421
Other Liabilities	83,444
Total Liabilities	155,865
Net Assets	29,684,600

At March 31, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	21,535,663
Undistributed Net Investment Income	46,203
Accumulated Net Realized Losses	(114,167)
Unrealized Appreciation (Depreciation)
Investment Securities	8,216,816
Foreign Currencies	85
Net Assets	29,684,600

Investor Shares—Net Assets
Applicable to 317,227,938 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	19,526,014
Net Asset Value Per Share—
Investor Shares	$61.55

Admiral Shares—Net Assets
Applicable to 159,046,870 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	10,158,586
Net Asset Value Per Share—
Admiral Shares	$63.87

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $68,668,000.
1 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $72,421,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

16

PRIMECAP Fund

Statement of Operations

Six Months Ended
March 31, 2010
($000)
Investment Income
Income
Dividends[1,2]	203,218
Interest[2]	459
Security Lending	685
Total Income	204,362
Expenses
Investment Advisory Fees—Note B	30,227
The Vanguard Group—Note C
Management and Administrative—Investor Shares	21,629
Management and Administrative—Admiral Shares	5,323
Marketing and Distribution—Investor Shares	1,624
Marketing and Distribution—Admiral Shares	805
Custodian Fees	215
Shareholders’ Reports—Investor Shares	87
Shareholders’ Reports—Admiral Shares	78
Trustees’ Fees and Expenses	27
Total Expenses	60,015
Net Investment Income	144,347
Realized Net Gain (Loss)
Investment Securities Sold[2]	342,580
Foreign Currencies	(109)
Realized Net Gain (Loss)	342,471
Change in Unrealized Appreciation (Depreciation)
Investment Securities	2,861,219
Foreign Currencies	107
Change in Unrealized Appreciation (Depreciation)	2,861,326
Net Increase (Decrease) in Net Assets Resulting from Operations	3,348,144

1 Dividends are net of foreign withholding taxes of $9,279,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $5,517,000, $459,000, and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

17

PRIMECAP Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	144,347	243,037
Realized Net Gain (Loss)	342,471	(440,539)
Change in Unrealized Appreciation (Depreciation)	2,861,326	(1,100,081)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,348,144	(1,297,583)
Distributions
Net Investment Income
Investor Shares	(142,412)	(153,471)
Admiral Shares	(84,477)	(88,655)
Realized Capital Gain
Investor Shares	—	(1,106,324)
Admiral Shares	—	(550,187)
Total Distributions	(226,889)	(1,898,637)
Capital Share Transactions
Investor Shares	(323,183)	709,425
Admiral Shares	(130,421)	619,198
Net Increase (Decrease) from Capital Share Transactions	(453,604)	1,328,623
Total Increase (Decrease)	2,667,651	(1,867,597)
Net Assets
Beginning of Period	27,016,949	28,884,546
End of Period[1]	29,684,600	27,016,949
1 Net Assets—End of Period includes undistributed net investment income of $46,203,000 and $128,854,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

PRIMECAP Fund

Financial Highlights

Investor Shares
	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2010	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$55.10	$62.76	$77.82	$70.30	$64.79	$57.18
Investment Operations
Net Investment Income	.290	.500	.552	.460	.437	.511
Net Realized and Unrealized Gain (Loss)
on Investments	6.607	(3.990)	(10.913)	11.500	7.367	7.544
Total from Investment Operations	6.897	(3.490)	(10.361)	11.960	7.804	8.055
Distributions
Dividends from Net Investment Income	(.447)	(.508)	(.476)	(.440)	(.386)	(.445)
Distributions from Realized Capital Gains	—	(3.662)	(4.223)	(4.000)	(1.908)	—
Total Distributions	(.447)	(4.170)	(4.699)	(4.440)	(2.294)	(.445)
Net Asset Value, End of Period	$61.55	$55.10	$62.76	$77.82	$70.30	$64.79

Total Return[1]	12.54%	-4.01%	-13.96%	17.77%	12.30%	14.13%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$19,526	$17,795	$19,234	$23,435	$21,828	$20,643
Ratio of Total Expenses to
Average Net Assets	0.47%[2]	0.49%	0.43%	0.43%	0.46%	0.46%
Ratio of Net Investment Income to
Average Net Assets	0.98%[2]	1.02%	0.76%	0.62%	0.64%	0.85%
Portfolio Turnover Rate	3%[2]	4%	11%	11%	10%	12%

1 Total returns do not reflect the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year, or the 1% fee assessed until March 23, 2005, on shares purchased on or after April 23, 2001, and held for less than five years. Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

19

PRIMECAP Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2010	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$57.20	$65.19	$80.82	$73.03	$67.28	$59.36
Investment Operations
Net Investment Income	.337	.580	.664	.580	.562	.636
Net Realized and Unrealized Gain (Loss)
on Investments	6.863	(4.160)	(11.327)	11.930	7.640	7.836
Total from Investment Operations	7.200	(3.580)	(10.663)	12.510	8.202	8.472
Distributions
Dividends from Net Investment Income	(.530)	(.612)	(.586)	(.570)	(.472)	(.552)
Distributions from Realized Capital Gains	—	(3.798)	(4.381)	(4.150)	(1.980)	—
Total Distributions	(.530)	(4.410)	(4.967)	(4.720)	(2.452)	(.552)
Net Asset Value, End of Period	$63.87	$57.20	$65.19	$80.82	$73.03	$67.28

Total Return[1]	12.61%	-3.90%	-13.85%	17.91%	12.45%	14.33%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,159	$9,222	$9,651	$10,565	$8,542	$6,930
Ratio of Total Expenses to
Average Net Assets	0.35%[2]	0.37%	0.31%	0.31%	0.31%	0.31%
Ratio of Net Investment Income to
Average Net Assets	1.10%[2]	1.14%	0.88%	0.74%	0.79%	0.96%
Portfolio Turnover Rate	3%[2]	4%	11%	11%	10%	12%

1 Total returns do not reflect the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year, or the 1% fee previously assessed on shares held for less than five years.
2 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

20

PRIMECAP Fund

Notes to Financial Statements

Vanguard PRIMECAP Fund is registered under the Investment Company Act of 1940 as an openend investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2006–2009), and for the period ended March 31, 2010, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

21

PRIMECAP Fund

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended March 31, 2010, the investment advisory fee represented an effective annual rate of 0.21% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2010, the fund had contributed capital of $5,531,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 2.21% of

Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of March 31, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	28,456,392	585,490	—
Temporary Cash Investments	726,720	—	—
Total	29,183,112	585,490	—

22

PRIMECAP Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended March 31, 2010, the fund realized net foreign currency losses of $109,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2009, the fund realized losses of $456,486,000 during the period from November 1, 2008, through September 30, 2009, which are deferred and will be treated as realized for tax purposes in fiscal 2010.

At March 31, 2010, the cost of investment securities for tax purposes was $21,551,786,000. Net unrealized appreciation of investment securities for tax purposes was $8,216,816,000, consisting of unrealized gains of $10,481,941,000 on securities that had risen in value since their purchase and $2,265,125,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended March 31, 2010, the fund purchased $414,435,000 of investment securities and sold $1,123,008,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
	March 31, 2010		September 30, 2009
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	748,789	12,786	1,793,876	38,280
Issued in Lieu of Cash Distributions	140,574	2,343	1,244,348	27,869
Redeemed[1]	(1,212,546)	(20,855)	(2,328,799)	(49,652)
Net Increase (Decrease)—Investor Shares	(323,183)	(5,726)	709,425	16,497
Admiral Shares
Issued	496,098	8,292	1,108,415	22,881
Issued in Lieu of Cash Distributions	76,407	1,227	594,116	12,829
Redeemed[1]	(702,926)	(11,678)	(1,083,333)	(22,558)
Net Increase (Decrease)—Admiral Shares	(130,421)	(2,159)	619,198	13,152

1 Net of redemption fees for fiscal 2010 and 2009 of $594,000 and $2,430,000, respectively (fund totals).

23

PRIMECAP Fund

H. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

			Current Period Transactions
	Sept. 30, 2009		Proceeds from		March 31, 2010
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Alaska Air Group Inc.	64,564	—	—	—	99,364
Intuit Inc.	493,050	—	—	—	594,082
Millipore Corp.	198,331	—	—	—	297,792
Plantronics Inc.	99,237	—	—	370	115,783
Whirlpool Corp.	418,711	—	—	5,147	522,191
	1,273,893			5,517	1,629,212

I. In preparing the financial statements as of March 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

24

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the 1% fee on redemptions of shares held for less than one year, nor do they include the account service fee described in the prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

25

Six Months Ended March 31, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
PRIMECAP Fund	9/30/2009	3/31/2010	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,125.38	$2.49
Admiral Shares	1,000.00	1,126.12	1.86
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.59	$2.37
Admiral Shares	1,000.00	1,023.19	1.77

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.47% for Investor Shares and 0.35% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

26

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

27

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 162 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2]
F. William McNabb III	Principal Occupation(s) During the Past Five Years:
Born 1957. Trustee Since July 2009. Chairman of the	Chairman and Chief Executive Officer (retired 2009)
Board. Principal Occupation(s) During the Past Five	and President (2006–2008) of Rohm and Haas Co.
Years: Chairman of the Board of The Vanguard Group,	(chemicals); Director of Tyco International, Ltd.
Inc., and of each of the investment companies served	(diversified manufacturing and services) and Hewlett-
by The Vanguard Group, since January 2010; Director	Packard Co. (electronic computer manufacturing);
of The Vanguard Group since 2008; Chief Executive	Trustee of The Conference Board; Member of the
Officer and President of The Vanguard Group and of	Board of Managers of Delphi Automotive LLP
each of the investment companies served by The	(automotive components).
Vanguard Group since 2008; Director of Vanguard
Marketing Corporation; Managing Director of The	Amy Gutmann
Vanguard Group (1995–2008).	Born 1949. Trustee Since June 2006. Principal
Occupation(s) During the Past Five Years: President
of the University of Pennsylvania; Christopher H.
Independent Trustees	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
Emerson U. Fullwood	appointments at the Annenberg School for Commu-
Born 1948. Trustee Since January 2008. Principal	nication and the Graduate School of Education of
Occupation(s) During the Past Five Years: Executive	the University of Pennsylvania; Director of Carnegie
Chief Staff and Marketing Officer for North America	Corporation of New York, Schuylkill River Development
and Corporate Vice President (retired 2008) of Xerox	Corporation, and Greater Philadelphia Chamber of
Corporation (document management products and	Commerce; Trustee of the National Constitution Center;
services); Director of SPX Corporation (multi-industry	Chair of the Presidential Commission for the Study of
manufacturing), the United Way of Rochester,	Bioethical Issues.
Amerigroup Corporation (managed health care),
the University of Rochester Medical Center, and
Monroe Community College Foundation.

JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate	Thomas J. Higgins
Vice President and Chief Global Diversity Officer since	Born 1957. Chief Financial Officer Since September
2006 (retired 2008) and Member of the Executive	2008. Principal Occupation(s) During the Past Five
Committee (retired 2008) of Johnson & Johnson	Years: Principal of The Vanguard Group, Inc.; Chief
(pharmaceuticals/consumer products); Vice President	Financial Officer of each of the investment companies
and Chief Information Officer of Johnson & Johnson	served by The Vanguard Group since 2008; Treasurer
(1997–2005); Director of the University Medical Center	of each of the investment companies served by The
at Princeton and Women’s Research and Education	Vanguard Group (1998–2008).
Institute; Member of the Advisory Board of the
Maxwell School of Citizenship and Public Affairs	Kathryn J. Hyatt
at Syracuse University.	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: Principal
F. Joseph Loughrey	of The Vanguard Group, Inc.; Treasurer of each of
Born 1949. Trustee Since October 2009. Principal	the investment companies served by The Vanguard
Occupation(s) During the Past Five Years: President	Group since 2008; Assistant Treasurer of each of the
and Chief Operating Officer since 2005 (retired 2009)	investment companies served by The Vanguard Group
and Vice Chairman of the Board (2008–2009) of	(1988–2008).
Cummins Inc. (industrial machinery); Director of
SKF AB (industrial machinery), Hillenbrand, Inc.	Heidi Stam
(specialized consumer services), Sauer-Danfoss Inc.	Born 1956. Secretary Since July 2005. Principal
(machinery), the Lumina Foundation for Education,	Occupation(s) During the Past Five Years: Managing
and Oxfam America; Chairman of the Advisory Council	Director of The Vanguard Group, Inc., since 2006;
for the College of Arts and Letters at the University of	General Counsel of The Vanguard Group since 2005;
Notre Dame.	Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group
André F. Perold	since 2005; Director and Senior Vice President of
Born 1952. Trustee Since December 2004. Principal	Vanguard Marketing Corporation since 2005;
Occupation(s) During the Past Five Years: George	Principal of The Vanguard Group (1997–2006).
Gund Professor of Finance and Banking at the Harvard
Business School; Chair of the Investment Committee
of HighVista Strategies LLC (private investment firm).	Vanguard Senior Management Team

Alfred M. Rankin, Jr.	R. Gregory Barton	Michael S. Miller
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Glenn W. Reed
President, and Chief Executive Officer of NACCO	Paul A. Heller	George U. Sauter
Industries, Inc. (forklift trucks/housewares/lignite);
Director of Goodrich Corporation (industrial products/
aircraft systems and services); Chairman of the Federal	Chairman Emeritus and Senior Advisor
Reserve Bank of Cleveland; Trustee of The Cleveland
Museum of Art.	John J. Brennan
Chairman, 1996–2009
Peter F. Volanakis	Chief Executive Officer and President, 1996–2008
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005	Founder
of Corning Incorporated (communications equipment);
President of Corning Technologies (2001–2005);	John C. Bogle
Director of Corning Incorporated and Dow Corning;	Chairman and Chief Executive Officer, 1974–1996
Trustee of the Corning Incorporated Foundation and
the Corning Museum of Glass; Overseer of the
Amos Tuck School of Business Administration at
Dartmouth College.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® >www.vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People With Hearing Impairment > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting our website, www.vanguard.com, and searching for “proxy voting guidelines,” or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either
www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at 202-551-8090. Information about your fund is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

© 2010 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q592 052010

Vanguard Target Retirement Funds
Semiannual Report

March 31, 2010

Vanguard Target Retirement Income Fund
Vanguard Target Retirement 2005 Fund
Vanguard Target Retirement 2010 Fund
Vanguard Target Retirement 2015 Fund
Vanguard Target Retirement 2020 Fund
Vanguard Target Retirement 2025 Fund

> For the six months ended March 31, 2010, the returns of the six Target Retirement Funds in this report ranged from about 4% for the Income Fund to more than 8% for the 2025 Fund, which has the highest allocation to equities.

> U.S. stocks registered double-digit returns for the period. Results were more modest for international stocks and U.S. bonds.

> Among the underlying Vanguard funds held in these Target Retirement portfolios, the Total Stock Market Index Fund posted the highest six-month return, about 12%. At the other end, the Prime Money Market Fund returned less than 1%.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Target Retirement Income Fund.	8
Target Retirement 2005 Fund.	17
Target Retirement 2010 Fund.	26
Target Retirement 2015 Fund.	35
Target Retirement 2020 Fund.	44
Target Retirement 2025 Fund.	53
About Your Fund’s Expenses.	62
Trustees Approve Advisory Arrangement.	64
Glossary.	65

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Six Months Ended March 31, 2010
Total
Returns
Vanguard Target Retirement Income Fund	4.55%
Target Income Composite Index	4.66
Target Income Composite Average	5.57
Vanguard Target Retirement 2005 Fund	5.31%
Target 2005 Composite Index	5.35
Target 2005 Composite Average	6.21
Vanguard Target Retirement 2010 Fund	6.52%
Target 2010 Composite Index	6.59
Target 2010 Composite Average	7.38
Vanguard Target Retirement 2015 Fund	7.27%
Target 2015 Composite Index	7.41
Target 2015 Composite Average	8.17
Vanguard Target Retirement 2020 Fund	7.96%
Target 2020 Composite Index	8.05
Target 2020 Composite Average	8.65
Vanguard Target Retirement 2025 Fund	8.65%
Target 2025 Composite Index	8.71
Target 2025 Composite Average	9.14

Returns for the composite indexes are derived by applying the funds' target allocations to the results of the following benchmarks: for U.S. stocks, the MSCI US Broad Market Index; for international stocks, the MSCI EAFE Index and the MSCI Emerging Markets Index; for bonds, the Barclays Capital U.S. Aggregate Bond Index through December 31, 2009, and the Barclays Capital U.S. Aggregate Float Adjusted Index thereafter, as well as the Barclays Capital U.S. Treasury Inflation Protected Securities Index; and for short-term reserves, the Citigroup Three-Month Treasury Bill Index.

Returns for the composite averages are derived by applying the funds' target allocations to the average returns of the following mutual fund peer groups: fixed income funds, Treasury inflation-protected securities funds, money market funds, general equity funds, international funds, and emerging markets funds. These groups’ average returns are derived from data provided by Lipper Inc

Investments in Target Retirement Funds are subject to the risks of their underlying funds. The year in the fund name refers to the approximate year (the target date) when an investor in the fund would retire and leave the work force. The fund will gradually shift its emphasis from more aggressive investments to more conservative ones based on its target date. An investment in a Target Retirement Fund is not guaranteed at any time, including on or after the target date.

Chairman’s Letter

Dear Shareholder,

The financial markets stretched their impressive recovery through the six months ended March 31, 2010. The broad U.S. stock market returned about 12% for the period, while international stocks posted a gain of about 5% amid a myriad of economic challenges. The broad U.S. bond market returned about 2%, with investors favoring corporate issues over Treasuries.

All six Target Retirement Funds included in this report recorded positive returns consistent with their respective asset allocations (the funds dated 2030 through 2050 are discussed in a separate report). In a reversal from the pattern we saw just six months ago, the funds most heavily invested in stocks outperformed those with greater bond holdings. The Target Retirement 2025 Fund, which holds the highest equity allocation, advanced the most through the period, while the Target Retirement Income Fund, with the lowest equity allocation, produced a more modest return consistent with its conservative, income-oriented strategy.

Stock market rally continued despite a few minor setbacks
After a steep but short-lived decline, stocks resumed their uphill trek in February. Since the broad U.S. stock market began its historic recovery in March 2009, domestic equities have risen more than 70%.

During the six months just ended, small-capitalization companies outperformed larger-cap companies, while growth stocks led their value counterparts, although the differences weren’t all that significant.

Foreign stocks didn’t fare as well as domestic stocks, but still ended the period on a positive note. Investors’ concerns about Greece’s creditworthiness, as well as that of smaller economies such as Portugal and Ireland, weighed on the European markets. In Asia, possible changes to China’s monetary policies and weakness in the Japanese market hindered the region’s results. Emerging-market stocks, which made a quick and substantial recovery from the global financial crisis, continued to outperform developed-market stocks.

Investors still favored riskier bond options
Bond investors’ appetite for risk remained strong in the period, with corporate bonds in greater demand than government issues. The broad U.S. taxable bond market returned 1.99% for the six months, and the broad municipal market returned 0.28%. During the period, the yields of

Market Barometer

			Total Returns
		Periods Ended March 31, 2010
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	12.11%	51.60%	2.31%
Russell 2000 Index (Small-caps)	13.07	62.76	3.36
Dow Jones U.S. Total Stock Market Index	12.48	52.88	2.82
MSCI All Country World Index ex USA (International)	5.51	61.67	6.59

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	1.99%	7.69%	5.44%
Barclays Capital Municipal Bond Index	0.28	9.69	4.58
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.13	2.76

CPI
Consumer Price Index	0.77%	2.31%	2.40%

longer-term U.S. Treasury bonds rose while those of the shortest-term securities remained near 0%.

The Federal Reserve Board has kept its target for short-term interest rates unchanged at 0% to 0.25% since December 2008 and has said that it expects to maintain that rate for “an extended period.” In late February, Fed Chairman Ben Bernanke said that low interest rates were still necessary to help the economy recover, but that the central bank would be ready to tighten credit “at the appropriate time.” The Fed has, however, begun to wind down credit programs established during the financial crisis.

Stock market strength contributed to the funds’ gains
The Vanguard Target Retirement Funds are “funds of funds” that combine stock, bond, and money market holdings in proportions suited to the different stages of a shareholder’s progress toward his or her retirement date. With the exception of the Income Fund, the funds automatically become more conservative as this target date approaches. The asset allocation gradually shifts from stocks to bonds, and the focus on long-term growth of capital shifts to an emphasis on income and stability.

Given the ongoing rally in the U.S. stock market and in many markets abroad, it is not surprising that the top-performing

Expense Ratios
Your Fund Compared With Its Peer Group
	Acquired Fund Fees	Peer Group
	and Expenses	Average
Target Retirement Income Fund	0.18%	1.07%
Target Retirement 2005 Fund	0.18	1.11
Target Retirement 2010 Fund	0.17	1.19
Target Retirement 2015 Fund	0.17	1.24
Target Retirement 2020 Fund	0.18	1.27
Target Retirement 2025 Fund	0.19	1.30

The fund expense figures shown—drawn from the prospectus dated January 26, 2010—represent an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement Funds invest. The Target Retirement Funds do not charge any expenses or fees of their own. For the six months ended March 31, 2010, the annualized acquired fund fees and expenses were 0.17% for the Target Retirement Income Fund, 0.17% for the 2005 Fund, 0.17% for the 2010 Fund, 0.17% for the 2015 Fund, 0.18% for the 2020 Fund, and 0.18% for the 2025 Fund.

Peer groups are the composite averages listed on page 1. Their expense figures are derived by applying the funds’ target allocations to the average expense ratios of the following mutual fund peer groups: fixed income funds, Treasury inflation-protected securities funds, money market funds, general equity funds, international funds, and emerging markets funds. Average expense ratios for these groups are derived from data provided by Lipper Inc. and capture information through year-end 2009.

Target Retirement Funds in the past six months were those with the heaviest allocation to stocks. The 2025 Fund, which has the most distant retirement date among the funds in this report, returned 8.65%. It is the most growth-oriented of the six, with about 60% of its assets in U.S. stocks, 15% in international stocks, and 25% in bonds as of March 31. The 2020 Fund returned 7.96% and the 2015 Fund 7.27%, while the 2010 Fund, with a portfolio divided almost evenly between stocks and bonds, returned 6.52%.

Returns for the underlying Vanguard funds held in the Target Retirement portfolios also reflected the dominance of stocks. Vanguard Total Stock Market Index Fund, with a return of about 12%, had the best results among the underlying funds. Vanguard Emerging Markets Stock Index Fund (with a return of about 11%) and Vanguard Pacific Stock Index Fund (about 7%) also helped lift the Target Retirement Funds’ returns. The performance of Vanguard European Stock Index Fund (about 1%) was notably weaker.

The investment environment was less favorable for bonds than for stocks, broadly speaking. Although corporate bonds returned to favor as investors became more comfortable with risk, U.S. Treasury securities were shunned as a result. These trends affected the returns of those Target Retirement Funds with larger allocations to fixed income securities. For example, Vanguard Total Bond Market II Index Fund, which represents about 45% of the Target Retirement Income Fund and more than 43% of the 2005 Fund, returned about 2%. The Income and 2005 Funds returned 4.55% and 5.31%, respectively.

Both the Income and 2005 Funds also invest in Vanguard Inflation-Protected Securities Fund and Vanguard Prime Money Market Fund. As investors lost some of their concern about inflation during the period, the Inflation-Protected Securities Fund returned about 2%. The Prime Money Market Fund’s return was less than 1%, in line with short-term interest rates set by the Federal Reserve.

An uncluttered approach to retirement investing
Despite a pause in February, over the past six months the stock market has continued the powerful rally that began more than a year ago. We’d all like to know whether the market will keep climbing; unfortunately, the one thing we do know is that we can’t count on it. The market’s short-term direction is almost impossible to consistently predict with accuracy. Just as panic proved unproductive during the depths of the financial crisis, blind optimism is unlikely to be prudent today.

At Vanguard, we believe that a well-balanced and diversified portfolio can be an effective investment approach in all market environments, both periods of weakness and seasons of strength. Such a portfolio would include stock, bond, and short-term investments in proportions suited to the investor’s goals, life stage, and risk tolerance. The Vanguard Target Retirement Funds were created with these tenets in mind, and they offer a streamlined investment option for investors who seek diversification, balance, and low costs in one portfolio.

On another matter, I would like to inform you that as of January 1, 2010, we completed a leadership transition that began in March 2008. I succeeded Jack Brennan as chairman of Vanguard and each of the funds. Jack has agreed to serve as chairman emeritus and senior advisor. Under Jack’s leadership, Vanguard has grown to become a preeminent firm in the mutual fund industry. Jack’s energy, his relentless pursuit of perfection, and his unwavering focus on always doing the right thing for our clients are evident in every facet of Vanguard policy today.

Thank you for investing with Vanguard.

F. William McNabb III
Chairman and Chief Executive Officer
April 14, 2010

Your Fund’s Performance at a Glance
September 30, 2009 , Through March 31, 2010
				Distributions Per Share
	Starting	Ending		Income	Capital
	Share Price	Share Price		Dividends	Gains
Target Retirement Income Fund	$10.49	$10.79		$0.175	$0.000
Target Retirement 2005 Fund	$10.98	$11.28		$0.277	$0.000
Target Retirement 2010 Fund	$20.39	$21.21		$0.495	$0.000
Target Retirement 2015 Fund	$11.21	$11.74		$0.276	$0.000
Target Retirement 2020 Fund	$19.66	$20.77		$0.440	$0.000
Target Retirement 2025 Fund	$11.11	$11.81		$0.252	$0.000

Asset Allocation on March 31, 2010
					Short-Term
	Stocks		Bonds		Reserves
Target Retirement Income Fund	29.9%		65.2%		4.9%
Target Retirement 2005 Fund	36.7%		60.0%		3.3%
Target Retirement 2010 Fund	50.4%		49.6%		0.0%
Target Retirement 2015 Fund	60.4%		39.6%		0.0%
Target Retirement 2020 Fund	67.7%		32.3%		0.0%
Target Retirement 2025 Fund	75.3%		24.7%		0.0%

Note: The Income Fund’s allocations do not change. As of March 31, 2010, international stock weightings for the Income, 2005, 2010, 2015, 2020, and 2025 Funds were 6%, 8%, 10%, 12%, 14%, and 15% of assets, respectively.

Target Retirement Income Fund

Fund Profile
As of March 31, 2010

Total Fund Characteristics

Ticker Symbol	VTINX
30-Day SEC Yield	1.90%
Acquired Fund Fees and Expenses[1]	0.18%

Allocation to Underlying Vanguard Funds
Vanguard Total Bond Market II Index Fund
Investor Shares	45.2%
Vanguard Total Stock Market Index Fund
Investor Shares	23.9
Vanguard Inflation-Protected Securities
Fund Investor Shares	20.0
Vanguard Prime Money Market Fund
Investor Shares	4.9
Vanguard European Stock Index Fund
Investor Shares	2.9
Vanguard Pacific Stock Index Fund
Investor Shares	1.6
Vanguard Emerging Markets Stock Index
Fund Investor Shares	1.5

Total Fund Volatility Measures
	Target
	Income	Barclays
	Composite	Aggregate
	Index	Bond Index
R-Squared	1.00	0.39
Beta	1.00	1.25

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 26, 2010—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement Income Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2010, the annualized acquired fund fees and expenses were 0.17%.

Target Retirement Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 27, 2003, Through March 31, 2010

Target Income Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index; for emerging markets stocks, the Select Emerging Markets Index from inception through August 23, 2006, and the MSCI Emerging Markets Index thereafter; for bonds, the Barclays Capital U.S. Treasury Inflation Protected Securities Index and the Barclays Capital U.S. Aggregate Bond Index through December 31, 2009, after which the Barclays Capital U.S. Aggregate Bond Index was replaced by the Barclays Capital U.S. Aggregate Float Adjusted Index; for short-term reserves, the Citigroup Three-Month Treasury Bill Index; and for U.S. stocks, the Dow Jones Wilshire 5000 Index from inception through April 22, 2005, and the MSCI US Broad Market Index thereafter. MSCI EAFE Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.

Note: For 2010, performance data reflect the six months ended March 31, 2010.

Average Annual Total Returns: Periods Ended March 31, 2010

					Since Inception
	Inception Date	One Year	Five Years	Income	Capital	Total
Target Retirement Income
Fund	10/27/2003	19.35%	4.55%	3.63%	1.24%	4.87%

Vanguard fund total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.

See Financial Highlights for dividend and capital gains information.

Target Retirement Income Fund

Financial Statements (unaudited)

Statement of Net Assets

As of March 31, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.9%)
U.S. Stock Fund (23.9%)
Vanguard Total Stock Market Index Fund Investor Shares	25,434,423	737,344

International Stock Funds (6.0%)
Vanguard European Stock Index Fund Investor Shares	3,545,980	90,706
Vanguard Pacific Stock Index Fund Investor Shares	4,743,551	48,858
Vanguard Emerging Markets Stock Index Fund Investor Shares	1,736,049	46,075
		185,639
Bond Funds (65.1%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	134,858,567	1,394,438
Vanguard Inflation-Protected Securities Fund Investor Shares	49,428,098	619,334
		2,013,772
Money Market Fund (4.9%)
Vanguard Prime Money Market Fund Investor Shares	152,431,391	152,431
Total Investment Companies (Cost $3,002,360)		3,089,186
Other Assets and Liabilities (0.1%)
Other Assets		43,593
Liabilities		(41,374)
		2,219
Net Assets (100%)
Applicable to 286,460,738 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		3,091,405
Net Asset Value Per Share		$10.79

Target Retirement Income Fund

At March 31, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	3,046,758
Undistributed Net Investment Income	626
Accumulated Net Realized Losses	(42,805)
Unrealized Appreciation (Depreciation)	86,826
Net Assets	3,091,405

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard.
See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement Income Fund

Statement of Operations

Six Months Ended
March 31, 2010
($000)
Investment Income
Income
Income Distributions Received	45,766
Net Investment Income—Note B	45,766
Realized Net Gain (Loss) on Investment Securities Sold	(1,778)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	81,123
Net Increase (Decrease) in Net Assets Resulting from Operations	125,111

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement Income Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	45,766	55,500
Realized Net Gain (Loss)	(1,778)	(31,945)
Change in Unrealized Appreciation (Depreciation)	81,123	108,639
Net Increase (Decrease) in Net Assets Resulting from Operations	125,111	132,194
Distributions
Net Investment Income	(46,523)	(55,814)
Realized Capital Gain	—	—
Total Distributions	(46,523)	(55,814)
Capital Share Transactions
Issued	850,229	930,456
Issued in Lieu of Cash Distributions	44,240	52,709
Redeemed	(344,381)	(643,011)
Net Increase (Decrease) from Capital Share Transactions	550,088	340,154
Total Increase (Decrease)	628,676	416,534
Net Assets
Beginning of Period	2,462,729	2,046,195
End of Period[1]	3,091,405	2,462,729
1 Net Assets—End of Period includes undistributed net investment income of $626,000 and $1,383,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement Income Fund

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2010	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.49	$10.19	$11.08	$10.52	$10.52	$10.31
Investment Operations
Net Investment Income	.171	.268	.427	.430[1]	.439[1]	.399[1]
Capital Gain Distributions Received	—	—	—	—	.003[1]	.022[1]
Net Realized and Unrealized Gain (Loss)
on Investments	.304	.302	(.878)	.540	.003	.163
Total from Investment Operations	.475	.570	(.451)	.970	.445	.584
Distributions
Dividends from Net Investment Income	(.175)	(.270)	(.439)	(.410)	(.430)	(.370)
Distributions from Realized Capital Gains	—	—	—	—	(.015)	(.004)
Total Distributions	(.175)	(.270)	(.439)	(.410)	(.445)	(.374)
Net Asset Value, End of Period	$10.79	$10.49	$10.19	$11.08	$10.52	$10.52

Total Return[2]	4.55%	5.84%	-4.23%	9.36%	4.36%	5.73%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,091	$2,463	$2,046	$1,336	$822	$677
Ratio of Total Expenses to
Average Net Assets	0%[3]	0%	0%	0%	0%	0%
Ratio of Net Investment Income to
Average Net Assets	3.13%[4]	2.78%	4.11%	4.03%	4.21%	3.80%
Portfolio Turnover Rate	8%[4]	29%[5]	14%	3%	22%	0%

1 Calculated based on average shares outstanding.
2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
3 The acquired fund fees and expenses were 0.17% (annualized).
4 Annualized.
5 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s bond investments from
Vanguard Total Bond Market Index Fund to Vanguard Total Bond Market II Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement Income Fund

Notes to Financial Statements

Vanguard Target Retirement Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, bonds, and short-term reserves.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2006–2009), and for the period ended March 31, 2010, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the period ended March 31, 2010, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At March 31, 2010, 100% of the fund’s investments were valued based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Target Retirement Income Fund

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2009, the fund had available capital loss carryforwards totaling $10,331,000 to offset future net capital gains of $4,560,000 through September 30, 2015, and $5,771,000 through September 30, 2017. In addition, the fund realized losses of $22,860,000 during the period from November 1, 2008, through September 30, 2009, which are deferred and will be treated as realized for tax purposes in fiscal 2010. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2010; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At March 31, 2010, the cost of investment securities for tax purposes was $3,002,360,000. Net unrealized appreciation of investment securities for tax purposes was $86,826,000, consisting of unrealized gains of $90,110,000 on securities that had risen in value since their purchase and $3,284,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended March 31, 2010, the fund purchased $656,103,000 of investment securities and sold $106,988,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:
	Six Months Ended	Year Ended
	March 31, 2010	September 30, 2009
	Shares	Shares
	(000)	(000)
Issued	79,707	96,222
Issued in Lieu of Cash Distributions	4,141	5,415
Redeemed	(32,253)	(67,527)
Net Increase (Decrease) in Shares Outstanding	51,595	34,110

G. In preparing the financial statements as of March 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Target Retirement 2005 Fund

Fund Profile
As of March 31, 2010

Total Fund Characteristics

Ticker Symbol	VTOVX
30-Day SEC Yield	1.94%
Acquired Fund Fees and Expenses[1]	0.18%

Allocation to Underlying Vanguard Funds
Vanguard Total Bond Market II Index Fund
Investor Shares	43.3%
Vanguard Total Stock Market Index Fund
Investor Shares	29.2
Vanguard Inflation-Protected Securities
Fund Investor Shares	16.7
Vanguard European Stock Index Fund
Investor Shares	3.7
Vanguard Prime Money Market Fund
Investor Shares	3.3
Vanguard Pacific Stock Index Fund
Investor Shares	2.0
Vanguard Emerging Markets Stock Index
Fund Investor Shares	1.8

Total Fund Volatility Measures
		DJ
	Target 2005	U.S. Total
	Composite	Market
	Index	Index
R-Squared	1.00	0.90
Beta	1.00	0.46

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 26, 2010—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2005 Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2010, the annualized acquired fund fees and expenses were 0.17%.

Target Retirement 2005 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 27, 2003, Through March 31, 2010

Target 2005 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index; for emerging markets stocks, the Select Emerging Markets Index from inception through August 23, 2006, and the MSCI Emerging Markets Index thereafter; for bonds, the Barclays Capital U.S. Treasury Inflation Protected Securities Index and the Barclays Capital U.S. Aggregate Bond Index through December 31, 2009, after which the Barclays Capital U.S. Aggregate Index was replaced by the Barclays Capital U.S. Aggregate Float Adjusted Index; for short-term reserves, the Citigroup Three-Month Treasury Bill Index; and for U.S. stocks, the Dow Jones Wilshire 5000 Index from inception through April 22, 2005, and the MSCI US Broad Market Index thereafter. MSCI EAFE Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.

Note: For 2010, performance data reflect the six months ended March 31, 2010.

Average Annual Total Returns: Periods Ended March 31, 2010

					Since Inception
	Inception Date	One Year	Five Years	Income	Capital	Total
Target Retirement 2005
Fund	10/27/2003	23.54%	4.25%	2.98%	1.93%	4.91%

Vanguard fund total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.

See Financial Highlights for dividend and capital gains information.

Target Retirement 2005 Fund

Financial Statements (unaudited)

Statement of Net Assets

As of March 31, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (29.1%)
Vanguard Total Stock Market Index Fund Investor Shares	21,003,545	608,893

International Stock Funds (7.5%)
Vanguard European Stock Index Fund Investor Shares	3,030,698	77,525
Vanguard Pacific Stock Index Fund Investor Shares	3,969,969	40,891
Vanguard Emerging Markets Stock Index Fund Investor Shares	1,431,726	37,998
		156,414
Bond Funds (60.1%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	87,534,745	905,109
Vanguard Inflation-Protected Securities Fund Investor Shares	27,888,203	349,439
		1,254,548
Money Market Funds (3.3%)
Vanguard Prime Money Market Fund Investor Shares	68,891,562	68,892
1 Vanguard Market Liquidity Fund, 0.183%	244,904	245
		69,137
Total Investment Companies (Cost $2,036,423)		2,088,992
Other Assets and Liabilities (0.0%)
Other Assets		5,857
Liabilities		(6,124)
		(267)
Net Assets (100%)
Applicable to 185,226,895 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		2,088,725
Net Asset Value Per Share		$11.28

Target Retirement 2005 Fund

At March 31, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	2,095,370
Undistributed Net Investment Income	11,651
Accumulated Net Realized Losses	(70,865)
Unrealized Appreciation (Depreciation)	52,569
Net Assets	2,088,725

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2005 Fund

Statement of Operations

Six Months Ended
March 31, 2010
($000)
Investment Income
Income
Income Distributions Received	32,104
Net Investment Income—Note B	32,104
Realized Net Gain (Loss) on Investment Securities Sold	(440)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	69,574
Net Increase (Decrease) in Net Assets Resulting from Operations	101,238

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2005 Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	32,104	46,436
Realized Net Gain (Loss)	(440)	(59,610)
Change in Unrealized Appreciation (Depreciation)	69,574	75,118
Net Increase (Decrease) in Net Assets Resulting from Operations	101,238	61,944
Distributions
Net Investment Income	(48,354)	(65,673)
Realized Capital Gain	—	—
Total Distributions	(48,354)	(65,673)
Capital Share Transactions
Issued	396,870	489,989
Issued in Lieu of Cash Distributions	47,561	64,712
Redeemed	(223,316)	(503,197)
Net Increase (Decrease) from Capital Share Transactions	221,115	51,504
Total Increase (Decrease)	273,999	47,775
Net Assets
Beginning of Period	1,814,726	1,766,951
End of Period[1]	2,088,725	1,814,726
1 Net Assets—End of Period includes undistributed net investment income of $11,651,000 and $27,901,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2005 Fund

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2010	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.98	$10.99	$12.31	$11.38	$11.14	$10.65
Investment Operations
Net Investment Income	.171	.303	.439[1]	.420[1]	.408[1]	.388[1]
Capital Gain Distributions Received	—	—	—	—	.002[1]	.015[1]
Net Realized and Unrealized Gain (Loss)
on Investments	.406	.114	(1.379)	.870	.149	.331
Total from Investment Operations	.577	.417	(.940)	1.290	.559	.734
Distributions
Dividends from Net Investment Income	(.277)	(.427)	(.380)	(.360)	(.310)	(.240)
Distributions from Realized Capital Gains	—	—	—	—	(.009)	(.004)
Total Distributions	(.277)	(.427)	(.380)	(.360)	(.319)	(.244)
Net Asset Value, End of Period	$11.28	$10.98	$10.99	$12.31	$11.38	$11.14

Total Return[2]	5.31%	4.33%	-7.89%	11.56%	5.13%	6.96%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,089	$1,815	$1,767	$1,473	$957	$651
Ratio of Total Expenses to
Average Net Assets	0%[3]	0%	0%	0%	0%	0%
Ratio of Net Investment Income to
Average Net Assets	3.07%[4]	2.95%	3.71%	3.56%	3.68%	3.57%
Portfolio Turnover Rate	14%[4]	44%[5]	21%	6%	19%	4%

1 Calculated based on average shares outstanding.
2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
3 The acquired fund fees and expenses were 0.17% (annualized).
4 Annualized.
5 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s bond investments from Vanguard Total Bond Market Index Fund to Vanguard Total Bond Market II Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2005 Fund

Notes to Financial Statements

Vanguard Target Retirement 2005 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, bonds, and short-term reserves.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2006–2009), and for the period ended March 31, 2010, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the period ended March 31, 2010, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At March 31, 2010, 100% of the fund’s investments were valued based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Target Retirement 2005 Fund

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2009, the fund had available capital loss carryforwards totaling $9,220,000 to offset future net capital gains of $4,418,000 through September 30, 2015, and $4,802,000 through September 30, 2017. In addition, the fund realized losses of $57,197,000 during the period from November 1, 2008, through September 30, 2009, which are deferred and will be treated as realized for tax purposes in fiscal 2010. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2010; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At March 31, 2010, the cost of investment securities for tax purposes was $2,036,423,000. Net unrealized appreciation of investment securities for tax purposes was $52,569,000, consisting of unrealized gains of $59,532,000 on securities that had risen in value since their purchase and $6,963,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended March 31, 2010, the fund purchased $344,757,000 of investment securities and sold $139,391,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:
	Six Months Ended	Year Ended
	March 31, 2010	September 30, 2009
	Shares	Shares
	(000)	(000)
Issued	35,774	49,211
Issued in Lieu of Cash Distributions	4,316	6,706
Redeemed	(20,070)	(51,532)
Net Increase (Decrease) in Shares Outstanding	20,020	4,385

G. In preparing the financial statements as of March 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Target Retirement 2010 Fund

Fund Profile
As of March 31, 2010

Total Fund Characteristics

Ticker Symbol	VTENX
30-Day SEC Yield	2.04%
Acquired Fund Fees and Expenses[1]	0.17%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	40.4%
Vanguard Total Bond Market II Index Fund
Investor Shares	40.1
Vanguard Inflation-Protected Securities
Fund Investor Shares	9.5
Vanguard European Stock Index Fund
Investor Shares	5.0
Vanguard Pacific Stock Index Fund
Investor Shares	2.6
Vanguard Emerging Markets Stock Index
Fund Investor Shares	2.4

Total Fund Volatility Measures
		DJ
	Target 2010	U.S. Total
	Composite	Market
	Index	Index
R-Squared	1.00	0.95
Beta	1.00	0.58

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 26, 2010—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2010 Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2010, the annualized acquired fund fees and expenses were 0.17%.

Target Retirement 2010 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): June 7, 2006, Through March 31, 2010

Target 2010 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index; for emerging markets stocks, the Select Emerging Markets Index from inception through August 23, 2006, and the MSCI Emerging Markets Index thereafter; for bonds, the Barclays Capital U.S. Treasury Inflation Protected Securities Index and the Barclays Capital U.S. Aggregate Bond Index through December 31, 2009, after which the Barclays Capital U.S. Aggregate Index was replaced by the Barclays Capital U.S. Aggregate Float Adjusted Index and for U.S. stocks, the MSCI US Broad Market Index. MSCI EAFE Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.

Note: For 2010, performance data reflect the six months ended March 31, 2010.

Average Annual Total Returns: Periods Ended March 31, 2010

					Since Inception
	Inception Date	One Year	Income	Capital	Total
Target Retirement 2010
Fund	6/7/2006	30.13%	2.42%	1.55%	3.97%

Vanguard fund total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.

See Financial Highlights for dividend and capital gains information.

Target Retirement 2010 Fund

Financial Statements (unaudited)

Statement of Net Assets

As of March 31, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (40.4%)
Vanguard Total Stock Market Index Fund Investor Shares	53,544,276	1,552,249

International Stock Funds (10.1%)
Vanguard European Stock Index Fund Investor Shares	7,536,478	192,783
Vanguard Pacific Stock Index Fund Investor Shares	9,827,038	101,219
Vanguard Emerging Markets Stock Index Fund Investor Shares	3,501,021	92,917
		386,919
Bond Funds (49.5%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	148,927,000	1,539,905
Vanguard Inflation-Protected Securities Fund Investor Shares	29,095,936	364,572
		1,904,477
Total Investment Companies (Cost $3,924,930)		3,843,645
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 0.183% (Cost $1,123)	1,123,426	1,123
Total Investments (100.0%) (Cost $3,926,053)		3,844,768
Other Assets and Liabilities (0.0%)
Other Assets		55,151
Liabilities		(56,346)
		(1,195)
Net Assets (100%)
Applicable to 181,211,149 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		3,843,573
Net Asset Value Per Share		$21.21

Target Retirement 2010 Fund

At March 31, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	3,938,952
Undistributed Net Investment Income	20,041
Accumulated Net Realized Losses	(34,135)
Unrealized Appreciation (Depreciation)	(81,285)
Net Assets	3,843,573

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2010 Fund

Statement of Operations

Six Months Ended
March 31, 2010
($000)
Investment Income
Income
Income Distributions Received	55,331
Net Investment Income—Note B	55,331
Realized Net Gain (Loss) on Investment Securities Sold	8,280
Change in Unrealized Appreciation (Depreciation) of Investment Securities	156,494
Net Increase (Decrease) in Net Assets Resulting from Operations	220,105

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2010 Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	55,331	76,525
Realized Net Gain (Loss)	8,280	(33,417)
Change in Unrealized Appreciation (Depreciation)	156,494	72,719
Net Increase (Decrease) in Net Assets Resulting from Operations	220,105	115,827
Distributions
Net Investment Income	(80,921)	(84,814)
Realized Capital Gain	—	—
Total Distributions	(80,921)	(84,814)
Capital Share Transactions
Issued	976,159	1,116,594
Issued in Lieu of Cash Distributions	80,378	84,413
Redeemed	(416,724)	(734,153)
Net Increase (Decrease) from Capital Share Transactions	639,813	466,854
Total Increase (Decrease)	778,997	497,867
Net Assets
Beginning of Period	3,064,576	2,566,709
End of Period[1]	3,843,573	3,064,576
1 Net Assets—End of Period includes undistributed net investment income of $20,041,000 and $45,631,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2010 Fund

Financial Highlights

	Six Months				June 7,
	Ended				2006[1] to
	March 31,	Year Ended September 30,			Sept. 30,
For a Share Outstanding Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$20.39	$20.47	$23.54	$21.01	$20.00
Investment Operations
Net Investment Income	.302	.553	.744[2]	.730[2]	.230[2]
Capital Gain Distributions Received	—	—	—	—	—
Net Realized and Unrealized Gain (Loss)
on Investments	1.013	.046	(3.354)	1.980	.780
Total from Investment Operations	1.315	.599	(2.610)	2.710	1.010
Distributions
Dividends from Net Investment Income	(.495)	(.679)	(.460)	(.180)	—
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.495)	(.679)	(.460)	(.180)	—
Net Asset Value, End of Period	$21.21	$20.39	$20.47	$23.54	$21.01

Total Return[3]	6.52%	3.47%	-11.30%	12.96%	5.05%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,844	$3,065	$2,567	$1,297	$75
Ratio of Total Expenses to
Average Net Assets	0%[4]	0%	0%	0%	0%
Ratio of Net Investment Income to
Average Net Assets	2.94%[5]	3.15%	3.34%	3.26%	2.89%[5]
Portfolio Turnover Rate	10%[5]	41%[6]	18%	4%	4%

1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
4 The acquired fund fees and expenses were 0.17% (annualized).
5 Annualized.
6 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s bond investments from Vanguard Total Bond Market Index Fund to Vanguard Total Bond Market II Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2010 Fund

Notes to Financial Statements

Vanguard Target Retirement 2010 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, and bonds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2006–2009), and for the period ended March 31, 2010, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the period ended March 31, 2010, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At March 31, 2010, 100% of the fund’s investments were valued based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Target Retirement 2010 Fund

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2009, the fund had available capital loss carryforwards totaling $5,639,000 to offset future net capital gains through September 30, 2017. In addition, the fund realized losses of $26,057,000 during the period from November 1, 2008, through September 30, 2009, which are deferred and will be treated as realized for tax purposes in fiscal 2010. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2010; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At March 31, 2010, the cost of investment securities for tax purposes was $3,926,053,000. Net unrealized depreciation of investment securities for tax purposes was $81,285,000, consisting of unrealized gains of $51,369,000 on securities that had risen in value since their purchase and $132,654,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended March 31, 2010, the fund purchased $789,985,000 of investment securities and sold $174,716,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:
	Six Months Ended	Year Ended
	March 31, 2010	September 30, 2009
	Shares	Shares
	(000)	(000)
Issued	47,094	61,637
Issued in Lieu of Cash Distributions	3,896	4,824
Redeemed	(20,056)	(41,592)
Net Increase (Decrease) in Shares Outstanding	30,934	24,869

G. In preparing the financial statements as of March 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Target Retirement 2015 Fund

Fund Profile
As of March 31, 2010

Total Fund Characteristics

Ticker Symbol	VTXVX
30-Day SEC Yield	2.08%
Acquired Fund Fees and Expenses[1]	0.17%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	48.3%
Vanguard Total Bond Market II Index Fund
Investor Shares	39.6
Vanguard European Stock Index Fund
Investor Shares	6.0
Vanguard Pacific Stock Index Fund
Investor Shares	3.2
Vanguard Emerging Markets Stock Index
Fund Investor Shares	2.9

Total Fund Volatility Measures
		DJ
	Target 2015	U.S. Total
	Composite	Market
	Index	Index
R-Squared	1.00	0.97
Beta	1.00	0.66

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 26, 2010—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2015 Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2010, the annualized acquired fund fees and expenses were 0.17%.

Target Retirement 2015 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 27, 2003, Through March 31, 2010

Target 2015 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index; for emerging markets stocks, the Select Emerging Markets Index from inception through August 23, 2006, and the MSCI Emerging Markets Index thereafter; for bonds, the Barclays Capital U.S. Aggregate Bond Index through December 31, 2009, and the Barclays Capital U.S. Aggregate Float Adjusted Index thereafter; and for U.S. stocks, the Dow Jones Wilshire 5000 Index from inception through April 22, 2005, and the MSCI US Broad Market Index thereafter. MSCI EAFE Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.

Note: For 2010, performance data reflect the six months ended March 31, 2010.

Average Annual Total Returns: Periods Ended March 31, 2010

					Since Inception
	Inception Date	One Year	Five Years	Income	Capital	Total
Target Retirement 2015
Fund	10/27/2003	34.66%	4.00%	2.56%	2.53%	5.09%

Vanguard fund total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.

See Financial Highlights for dividend and capital gains information.

Target Retirement 2015 Fund

Financial Statements (unaudited)

Statement of Net Assets

As of March 31, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (48.3%)
Vanguard Total Stock Market Index Fund Investor Shares	191,153,652	5,541,544

International Stock Funds (12.1%)
Vanguard European Stock Index Fund Investor Shares	27,044,497	691,799
Vanguard Pacific Stock Index Fund Investor Shares	35,219,136	362,757
Vanguard Emerging Markets Stock Index Fund Investor Shares	12,578,678	333,838
		1,388,394
Bond Fund (39.6%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	439,934,054	4,548,918
Total Investment Companies (Cost $11,337,628)		11,478,856
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 0.183% (Cost $1,052)	1,052,137	1,052
Total Investments (100.0%) (Cost $11,338,680)		11,479,908
Other Assets and Liabilities (0.0%)
Other Assets		63,323
Liabilities		(57,803)
		5,520
Net Assets (100%)
Applicable to 977,934,005 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		11,485,428
Net Asset Value Per Share		$11.74

Target Retirement 2015 Fund

At March 31, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	11,414,124
Undistributed Net Investment Income	57,513
Accumulated Net Realized Losses	(127,437)
Unrealized Appreciation (Depreciation)	141,228
Net Assets	11,485,428

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2015 Fund

Statement of Operations

Six Months Ended
March 31, 2010
($000)
Investment Income
Income
Income Distributions Received	159,362
Net Investment Income—Note B	159,362
Realized Net Gain (Loss) on Investment Securities Sold	16,660
Change in Unrealized Appreciation (Depreciation) of Investment Securities	574,299
Net Increase (Decrease) in Net Assets Resulting from Operations	750,321

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2015 Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	159,362	246,540
Realized Net Gain (Loss)	16,660	(91,822)
Change in Unrealized Appreciation (Depreciation)	574,299	219,284
Net Increase (Decrease) in Net Assets Resulting from Operations	750,321	374,002
Distributions
Net Investment Income	(247,231)	(258,747)
Realized Capital Gain	—	—
Total Distributions	(247,231)	(258,747)
Capital Share Transactions
Issued	1,981,561	2,786,028
Issued in Lieu of Cash Distributions	246,252	257,600
Redeemed	(752,967)	(1,454,916)
Net Increase (Decrease) from Capital Share Transactions	1,474,846	1,588,712
Total Increase (Decrease)	1,977,936	1,703,967
Net Assets
Beginning of Period	9,507,492	7,803,525
End of Period[1]	11,485,428	9,507,492
1 Net Assets—End of Period includes undistributed net investment income of $57,513,000 and $145,382,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2015 Fund

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2010	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$11.21	$11.34	$13.49	$12.10	$11.54	$10.74
Investment Operations
Net Investment Income	.164	.307	.380[1]	.380[1]	.356[1]	.346[1]
Capital Gain Distributions Received	—	—	—	—	—	.004[1]
Net Realized and Unrealized Gain (Loss)
on Investments	.642	(.072)	(2.190)	1.320	.466	.652
Total from Investment Operations	.806	.235	(1.810)	1.700	.822	1.002
Distributions
Dividends from Net Investment Income	(.276)	(.365)	(.340)	(.310)	(.260)	(.200)
Distributions from Realized Capital Gains	—	—	—	—	(.002)	(.002)
Total Distributions	(.276)	(.365)	(.340)	(.310)	(.262)	(.202)
Net Asset Value, End of Period	$11.74	$11.21	$11.34	$13.49	$12.10	$11.54

Total Return[2]	7.27%	2.66%	-13.75%	14.25%	7.25%	9.40%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$11,485	$9,507	$7,804	$6,619	$3,720	$1,804
Ratio of Total Expenses to
Average Net Assets	0%[3]	0%	0%	0%	0%	0%
Ratio of Net Investment Income to
Average Net Assets	2.72%[4]	3.31%	3.02%	2.93%	3.04%	3.11%
Portfolio Turnover Rate	10%[4]	37%[5]	24%	5%	15%	1%

1 Calculated based on average shares outstanding.
2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
3 The acquired fund fees and expenses were 0.17% (annualized).
4 Annualized.
5 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s bond investments from Vanguard Total Bond Market Index Fund to Vanguard Total Bond Market II Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2015 Fund

Notes to Financial Statements

Vanguard Target Retirement 2015 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, and bonds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2006–2009), and for the period ended March 31, 2010, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the period ended March 31, 2010, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At March 31, 2010, 100% of the fund’s investments were valued based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Target Retirement 2015 Fund

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2009, the fund had available capital loss carryforwards totaling $32,329,000 to offset future net capital gains of $15,574,000 through September 30, 2015, and $16,755,000 through September 30, 2017. In addition, the fund realized losses of $75,769,000 during the period from November 1, 2008, through September 30, 2009, which are deferred and will be treated as realized for tax purposes in fiscal 2010. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2010; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At March 31, 2010, the cost of investment securities for tax purposes was $11,338,680,000. Net unrealized appreciation of investment securities for tax purposes was $141,228,000, consisting of unrealized gains of $185,440,000 on securities that had risen in value since their purchase and $44,212,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended March 31, 2010, the fund purchased $1,893,868,000 of investment securities and sold $505,380,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:
	Six Months Ended	Year Ended
	March 31, 2010	September 30, 2009
	Shares	Shares
	(000)	(000)
Issued	173,802	285,886
Issued in Lieu of Cash Distributions	21,639	27,202
Redeemed	(65,860)	(152,578)
Net Increase (Decrease) in Shares Outstanding	129,581	160,510

G. In preparing the financial statements as of March 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Target Retirement 2020 Fund

Fund Profile
As of March 31, 2010

Total Fund Characteristics

Ticker Symbol	VTWNX
30-Day SEC Yield	2.10%
Acquired Fund Fees and Expenses[1]	0.18%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	54.1%
Vanguard Total Bond Market II Index Fund
Investor Shares	32.3
Vanguard European Stock Index Fund
Investor Shares	6.7
Vanguard Pacific Stock Index Fund
Investor Shares	3.6
Vanguard Emerging Markets Stock Index
Fund Investor Shares	3.3

Total Fund Volatility Measures
		DJ
	Target 2020	U.S. Total
	Composite	Market
	Index	Index
R-Squared	1.00	0.98
Beta	1.00	0.74

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 26, 2010—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2020 Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2010, the annualized acquired fund fees and expenses were 0.18%.

Target Retirement 2020 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): June 7, 2006, Through March 31, 2010

Target 2020 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index; for emerging markets stocks, the Select Emerging Markets Index from inception through August 23, 2006, and the MSCI Emerging Markets Index thereafter; for bonds, the Barclays Capital U.S. Aggregate Bond Index through December 31, 2009, and the Barclays Capital U.S. Aggregate Float Adjusted Index thereafter; and for U.S. stocks, the MSCI US Broad Market Index. MSCI EAFE Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.

Note: For 2010, performance data reflect the six months ended March 31, 2010.

Average Annual Total Returns: Periods Ended March 31, 2010

					Since Inception
	Inception Date	One Year	Income	Capital	Total
Target Retirement 2020
Fund	6/7/2006	38.36%	2.15%	1.00%	3.15%

Vanguard fund total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.

See Financial Highlights for dividend and capital gains information.

Target Retirement 2020 Fund

Financial Statements (unaudited)

Statement of Net Assets

As of March 31, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.9%)
U.S. Stock Fund (54.1%)
Vanguard Total Stock Market Index Fund Investor Shares	142,007,877	4,116,808

International Stock Funds (13.6%)
Vanguard European Stock Index Fund Investor Shares	19,795,036	506,357
Vanguard Pacific Stock Index Fund Investor Shares	26,465,695	272,597
Vanguard Emerging Markets Stock Index Fund Investor Shares	9,576,015	254,147
		1,033,101
Bond Fund (32.2%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	237,255,982	2,453,227
Total Investment Companies (Cost $7,562,580)		7,603,136
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
1 Vanguard Market Liquidity Fund, 0.183% (Cost $3,420)	3,419,836	3,420
Total Investments (100.0%) (Cost $7,566,000)		7,606,556
Other Assets and Liabilities (0.0%)
Other Assets		104,840
Liabilities		(101,858)
		2,982
Net Assets (100%)
Applicable to 366,349,814 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		7,609,538
Net Asset Value Per Share		$20.77

Target Retirement 2020 Fund

At March 31, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	7,589,297
Undistributed Net Investment Income	34,603
Accumulated Net Realized Losses	(54,918)
Unrealized Appreciation (Depreciation)	40,556
Net Assets	7,609,538

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Money Market Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2020 Fund

Statement of Operations

Six Months Ended
March 31, 2010
($000)
Investment Income
Income
Income Distributions Received	99,085
Net Investment Income—Note B	99,085
Realized Net Gain (Loss) on Investment Securities Sold	(23,357)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	445,086
Net Increase (Decrease) in Net Assets Resulting from Operations	520,814

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2020 Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	99,085	129,443
Realized Net Gain (Loss)	(23,357)	(22,122)
Change in Unrealized Appreciation (Depreciation)	445,086	168,763
Net Increase (Decrease) in Net Assets Resulting from Operations	520,814	276,084
Distributions
Net Investment Income	(141,068)	(114,758)
Realized Capital Gain	—	—
Total Distributions	(141,068)	(114,758)
Capital Share Transactions
Issued	1,851,662	2,336,391
Issued in Lieu of Cash Distributions	140,580	114,502
Redeemed	(468,161)	(765,505)
Net Increase (Decrease) from Capital Share Transactions	1,524,081	1,685,388
Total Increase (Decrease)	1,903,827	1,846,714
Net Assets
Beginning of Period	5,705,711	3,858,997
End of Period[1]	7,609,538	5,705,711
1 Net Assets—End of Period includes undistributed net investment income of $34,603,000 and $76,586,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2020 Fund

Financial Highlights

	Six Months				June 7,
	Ended				2006[1] to
	March 31,	Year Ended September 30,			Sept. 30,
For a Share Outstanding Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$19.66	$20.03	$24.15	$21.14	$20.00
Investment Operations
Net Investment Income	.270	.539[2]	.619[2]	.600[2]	.190[2]
Capital Gain Distributions Received	—	—	—	—	—
Net Realized and Unrealized Gain (Loss)
on Investments	1.280	(.360)	(4.329)	2.600	.950
Total from Investment Operations	1.550	.179	(3.710)	3.200	1.140
Distributions
Dividends from Net Investment Income	(.440)	(.549)	(.410)	(.190)	—
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.440)	(.549)	(.410)	(.190)	—
Net Asset Value, End of Period	$20.77	$19.66	$20.03	$24.15	$21.14

Total Return[3]	7.96%	1.44%	-15.61%	15.21%	5.70%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,610	$5,706	$3,859	$1,719	$117
Ratio of Total Expenses to
Average Net Assets	0%[4]	0%	0%	0%	0%
Ratio of Net Investment Income to
Average Net Assets	2.63%[5]	3.19%	2.79%	2.61%	2.24%[5]
Portfolio Turnover Rate	7%[5]	27%[6]	15%	4%	2%

1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
4 The acquired fund fees and expenses were 0.18% (annualized).
5 Annualized.
6 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s bond investments from Vanguard Total Bond Market Index Fund to Vanguard Total Bond Market II Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2020 Fund

Notes to Financial Statements

Vanguard Target Retirement 2020 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, and bonds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2006–2009), and for the period ended March 31, 2010, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the period ended March 31, 2010, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At March 31, 2010, 100% of the fund’s investments were valued based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Target Retirement 2020 Fund

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2009, the fund had available capital loss carryforwards totaling $6,167,000 to offset future net capital gains through September 30, 2017. In addition, the fund realized losses of $21,264,000 during the period from November 1, 2008, through September 30, 2009, which are deferred and will be treated as realized for tax purposes in fiscal 2010. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2010; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At March 31, 2010, the cost of investment securities for tax purposes was $7,566,000,000. Net unrealized appreciation of investment securities for tax purposes was $40,556,000, consisting of unrealized gains of $96,813,000 on securities that had risen in value since their purchase and $56,257,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended March 31, 2010, the fund purchased $1,723,480,000 of investment securities and sold $242,103,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:
	Six Months Ended	Year Ended
	March 31, 2010	September 30, 2009
	Shares	Shares
	(000)	(000)
Issued	92,284	136,945
Issued in Lieu of Cash Distributions	6,998	6,978
Redeemed	(23,172)	(46,344)
Net Increase (Decrease) in Shares Outstanding	76,110	97,579

G. In preparing the financial statements as of March 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Target Retirement 2025 Fund

Fund Profile
As of March 31, 2010

Total Fund Characteristics

Ticker Symbol	VTTVX
30-Day SEC Yield	2.12%
Acquired Fund Fees and Expenses[1]	0.19%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	60.2%
Vanguard Total Bond Market II Index Fund
Investor Shares	24.7
Vanguard European Stock Index Fund
Investor Shares	7.4
Vanguard Pacific Stock Index Fund
Investor Shares	4.0
Vanguard Emerging Markets Stock Index
Fund Investor Shares	3.7

Total Fund Volatility Measures
		DJ
	Target 2025	U.S. Total
	Composite	Market
	Index	Index
R-Squared	1.00	0.99
Beta	1.01	0.81

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 26, 2010—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2025 Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2010, the annualized acquired fund fees and expenses were 0.18%.

Target Retirement 2025 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 27, 2003, Through March 31, 2010

Target 2025 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index; for emerging markets stocks, the Select Emerging Markets Index from inception through August 23, 2006, and the MSCI Emerging Markets Index thereafter; for bonds, the Barclays Capital U.S. Aggregate Bond Index through December 31, 2009, and the Barclays Capital U.S. Aggregate Float Adjusted Index thereafter; and for U.S. stocks, the Dow Jones Wilshire 5000 Index from inception through April 22, 2005, and the MSCI US Broad Market Index thereafter. MSCI EAFE Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.

Note: For 2010, performance data reflect the six months ended March 31, 2010.

Average Annual Total Returns: Periods Ended March 31, 2010

					Since Inception
	Inception Date	One Year	Five Years	Income	Capital	Total
Target Retirement 2025
Fund	10/27/2003	42.18%	3.47%	2.30%	2.63%	4.93%

Vanguard fund total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.

See Financial Highlights for dividend and capital gains information.

Target Retirement 2025 Fund

Financial Statements (unaudited)

Statement of Net Assets

As of March 31, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.9%)
U.S. Stock Fund (60.1%)
Vanguard Total Stock Market Index Fund Investor Shares	255,110,729	7,395,660

International Stock Funds (15.1%)
Vanguard European Stock Index Fund Investor Shares	35,663,209	912,265
Vanguard Pacific Stock Index Fund Investor Shares	47,484,224	489,088
Vanguard Emerging Markets Stock Index Fund Investor Shares	17,177,824	455,899
		1,857,252
Bond Fund (24.7%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	294,140,585	3,041,413
Total Investment Companies (Cost $12,169,098)		12,294,325
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
1 Vanguard Market Liquidity Fund, 0.183% (Cost $4,146)	4,145,743	4,146
Total Investments (100.0%) (Cost $12,173,244)		12,298,471
Other Assets and Liabilities (0.0%)
Other Assets		105,927
Liabilities		(103,912)
		2,015
Net Assets (100%)
Applicable to 1,041,553,985 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		12,300,486
Net Asset Value Per Share		$11.81

Target Retirement 2025 Fund

At March 31, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	12,208,215
Undistributed Net Investment Income	50,952
Accumulated Net Realized Losses	(83,908)
Unrealized Appreciation (Depreciation)	125,227
Net Assets	12,300,486

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2025 Fund

Statement of Operations

Six Months Ended
March 31, 2010
($000)
Investment Income
Income
Income Distributions Received	160,770
Net Investment Income—Note B	160,770
Realized Net Gain (Loss) on Investment Securities Sold	4,599
Change in Unrealized Appreciation (Depreciation) of Investment Securities	759,223
Net Increase (Decrease) in Net Assets Resulting from Operations	924,592

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2025 Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	160,770	229,825
Realized Net Gain (Loss)	4,599	(38,499)
Change in Unrealized Appreciation (Depreciation)	759,223	128,992
Net Increase (Decrease) in Net Assets Resulting from Operations	924,592	320,318
Distributions
Net Investment Income	(237,666)	(228,472)
Realized Capital Gain	—	—
Total Distributions	(237,666)	(228,472)
Capital Share Transactions
Issued	2,078,782	2,825,666
Issued in Lieu of Cash Distributions	236,844	227,487
Redeemed	(633,678)	(982,865)
Net Increase (Decrease) from Capital Share Transactions	1,681,948	2,070,288
Total Increase (Decrease)	2,368,874	2,162,134
Net Assets
Beginning of Period	9,931,612	7,769,478
End of Period[1]	12,300,486	9,931,612
1 Net Assets—End of Period includes undistributed net investment income of $50,952,000 and $127,848,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2025 Fund

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2010	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$11.11	$11.49	$14.26	$12.51	$11.80	$10.82
Investment Operations
Net Investment Income	.158	.279	.307	.300	.321[1]	.320[1]
Capital Gain Distributions Received	—	—	—	—	—	.003[1]
Net Realized and Unrealized Gain (Loss)
on Investments	.794	(.336)	(2.767)	1.740	.630	.839
Total from Investment Operations	.952	(.057)	(2.460)	2.040	.951	1.162
Distributions
Dividends from Net Investment Income	(.252)	(.323)	(.310)	(.290)	(.240)	(.180)
Distributions from Realized Capital Gains	—	—	—	—	(.001)	(.002)
Total Distributions	(.252)	(.323)	(.310)	(.290)	(.241)	(.182)
Net Asset Value, End of Period	$11.81	$11.11	$11.49	$14.26	$12.51	$11.80

Total Return[2]	8.65%	0.10%	-17.61%	16.51%	8.18%	10.80%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$12,300	$9,932	$7,769	$6,721	$3,957	$1,968
Ratio of Total Expenses to
Average Net Assets	0%[3]	0%	0%	0%	0%	0%
Ratio of Net Investment Income to
Average Net Assets	2.52%[4]	3.09%	2.59%	2.43%	2.66%	2.84%
Portfolio Turnover Rate	6%[4]	21%[5]	17%	4%	22%	2%

1 Calculated based on average shares outstanding.
2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
3 The acquired fund fees and expenses were 0.18% (annualized).
4 Annualized.
5 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s bond investments from Vanguard Total Bond Market Index Fund to Vanguard Total Bond Market II Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2025 Fund

Notes to Financial Statements

Vanguard Target Retirement 2025 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, and bonds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2006–2009), and for the period ended March 31, 2010, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the period ended March 31, 2010, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At March 31, 2010, 100% of the fund’s investments were valued based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Target Retirement 2025 Fund

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2009, the fund had available capital loss carryforwards totaling $44,727,000 to offset future net capital gains of $27,716,000 through September 30, 2015, and $17,011,000 through September 30, 2017. In addition, the fund realized losses of $37,395,000 during the period from November 1, 2008, through September 30, 2009, which are deferred and will be treated as realized for tax purposes in fiscal 2010. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2010; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At March 31, 2010, the cost of investment securities for tax purposes was $12,173,244,000. Net unrealized appreciation of investment securities for tax purposes was $125,227,000, consisting of unrealized gains of $180,153,000 on securities that had risen in value since their purchase and $54,926,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended March 31, 2010, the fund purchased $1,905,833,000 of investment securities and sold $298,793,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:
	Six Months Ended	Year Ended
	March 31, 2010	September 30, 2009
	Shares	Shares
	(000)	(000)
Issued	182,563	298,327
Issued in Lieu of Cash Distributions	20,776	24,835
Redeemed	(55,589)	(105,351)
Net Increase (Decrease) in Shares Outstanding	147,750	217,811

G. In preparing the financial statements as of March 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The Target Retirement Funds have no direct expenses, but each fund bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing cost (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for each Target Retirement Fund. The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended March 31, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	9/30/2009	3/31/2010	Period
Based on Actual Fund Return
Target Retirement Income Fund	$1,000.00	$1,045.52	$0.87
Target Retirement 2005 Fund	$1,000.00	$1,053.15	$0.87
Target Retirement 2010 Fund	$1,000.00	$1,065.17	$0.88
Target Retirement 2015 Fund	$1,000.00	$1,072.68	$0.88
Target Retirement 2020 Fund	$1,000.00	$1,079.60	$0.93
Target Retirement 2025 Fund	$1,000.00	$1,086.50	$0.94
Based on Hypothetical 5% Yearly Return
Target Retirement Income Fund	$1,000.00	$1,024.08	$0.86
Target Retirement 2005 Fund	$1,000.00	$1,024.08	$0.86
Target Retirement 2010 Fund	$1,000.00	$1,024.08	$0.86
Target Retirement 2015 Fund	$1,000.00	$1,024.08	$0.86
Target Retirement 2020 Fund	$1,000.00	$1,024.03	$0.91
Target Retirement 2025 Fund	$1,000.00	$1,024.03	$0.91

The calculations are based on the acquired fund fees and expenses for the most recent six-month period. The funds’ annualized expense figures for that period are (in order as listed from top to bottom above) 0.17%, 0.17%, 0.17%, 0.17%, 0.18%, and 0.18%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense figures, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Target Retirement Funds has renewed the funds’ investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Quantitative Equity Group—serves as the investment advisor to the funds. The board determined that continuing the funds’ internalized management structure was in the best interests of the funds and their shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the funds’ investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the performance of the funds, including any periods of outperformance or underperformance compared with relevant benchmarks and peer groups. The board concluded that the funds have performed in line with expectations, and that their results have been consistent with their investment strategies. Information about each fund’s most recent performance can be found in the Performance Summary pages of this report.

Cost
The board concluded that the funds’ acquired fund fees and expenses were well below the average expense ratios charged by funds in their respective peer groups. The funds do not incur advisory expenses directly; however, the board noted that each of the underlying funds in which the funds invest has advisory expenses well below the relevant peer-group average. Information about the funds’ acquired fund fees and expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that Vanguard’s low-cost arrangement with the Target Retirement Funds and their underlying funds ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Funds that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 162 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2]
F. William McNabb III	Principal Occupation(s) During the Past Five Years:
Born 1957. Trustee Since July 2009. Chairman of the	Chairman and Chief Executive Officer (retired 2009)
Board. Principal Occupation(s) During the Past Five	and President (2006–2008) of Rohm and Haas Co.
Years: Chairman of the Board of The Vanguard Group,	(chemicals); Director of Tyco International, Ltd.
Inc., and of each of the investment companies served	(diversified manufacturing and services) and Hewlett-
by The Vanguard Group, since January 2010; Director	Packard Co. (electronic computer manufacturing);
of The Vanguard Group since 2008; Chief Executive	Trustee of The Conference Board; Member of the
Officer and President of The Vanguard Group and of	Board of Managers of Delphi Automotive LLP
each of the investment companies served by The	(automotive components).
Vanguard Group since 2008; Director of Vanguard
Marketing Corporation; Managing Director of The	Amy Gutmann
Vanguard Group (1995–2008).	Born 1949. Trustee Since June 2006. Principal
Occupation(s) During the Past Five Years: President
of the University of Pennsylvania; Christopher H.
Independent Trustees	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
Emerson U. Fullwood	appointments at the Annenberg School for Commu-
Born 1948. Trustee Since January 2008. Principal	nication and the Graduate School of Education of
Occupation(s) During the Past Five Years: Executive	the University of Pennsylvania; Director of Carnegie
Chief Staff and Marketing Officer for North America	Corporation of New York, Schuylkill River Development
and Corporate Vice President (retired 2008) of Xerox	Corporation, and Greater Philadelphia Chamber of
Corporation (document management products and	Commerce; Trustee of the National Constitution Center;
services); Director of SPX Corporation (multi-industry	Chair of the Presidential Commission for the Study of
manufacturing), the United Way of Rochester,	Bioethical Issues.
Amerigroup Corporation (managed health care),
the University of Rochester Medical Center, and
Monroe Community College Foundation.

JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate	Thomas J. Higgins
Vice President and Chief Global Diversity Officer since	Born 1957. Chief Financial Officer Since September
2006 (retired 2008) and Member of the Executive	2008. Principal Occupation(s) During the Past Five
Committee (retired 2008) of Johnson & Johnson	Years: Principal of The Vanguard Group, Inc.; Chief
(pharmaceuticals/consumer products); Vice President	Financial Officer of each of the investment companies
and Chief Information Officer of Johnson & Johnson	served by The Vanguard Group since 2008; Treasurer
(1997–2005); Director of the University Medical Center	of each of the investment companies served by The
at Princeton and Women’s Research and Education	Vanguard Group (1998–2008).
Institute; Member of the Advisory Board of the
Maxwell School of Citizenship and Public Affairs	Kathryn J. Hyatt
at Syracuse University.	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: Principal
F. Joseph Loughrey	of The Vanguard Group, Inc.; Treasurer of each of
Born 1949. Trustee Since October 2009. Principal	the investment companies served by The Vanguard
Occupation(s) During the Past Five Years: President	Group since 2008; Assistant Treasurer of each of the
and Chief Operating Officer since 2005 (retired 2009)	investment companies served by The Vanguard Group
and Vice Chairman of the Board (2008–2009) of	(1988–2008).
Cummins Inc. (industrial machinery); Director of
SKF AB (industrial machinery), Hillenbrand, Inc.	Heidi Stam
(specialized consumer services), Sauer-Danfoss Inc.	Born 1956. Secretary Since July 2005. Principal
(machinery), the Lumina Foundation for Education,	Occupation(s) During the Past Five Years: Managing
and Oxfam America; Chairman of the Advisory Council	Director of The Vanguard Group, Inc., since 2006;
for the College of Arts and Letters at the University of	General Counsel of The Vanguard Group since 2005;
Notre Dame.	Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group
André F. Perold	since 2005; Director and Senior Vice President of
Born 1952. Trustee Since December 2004. Principal	Vanguard Marketing Corporation since 2005;
Occupation(s) During the Past Five Years: George	Principal of The Vanguard Group (1997–2006).
Gund Professor of Finance and Banking at the Harvard
Business School; Chair of the Investment Committee
of HighVista Strategies LLC (private investment firm).	Vanguard Senior Management Team

Alfred M. Rankin, Jr.	R. Gregory Barton	Michael S. Miller
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Glenn W. Reed
President, and Chief Executive Officer of NACCO	Paul A. Heller	George U. Sauter
Industries, Inc. (forklift trucks/housewares/lignite);
Director of Goodrich Corporation (industrial products/
aircraft systems and services); Chairman of the Federal	Chairman Emeritus and Senior Advisor
Reserve Bank of Cleveland; Trustee of The Cleveland
Museum of Art.	John J. Brennan
Chairman, 1996–2009
Peter F. Volanakis	Chief Executive Officer and President, 1996–2008
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005	Founder
of Corning Incorporated (communications equipment);
President of Corning Technologies (2001–2005);	John C. Bogle
Director of Corning Incorporated and Dow Corning;	Chairman and Chief Executive Officer, 1974–1996
Trustee of the Corning Incorporated Foundation and
the Corning Museum of Glass; Overseer of the
Amos Tuck School of Business Administration at
Dartmouth College.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447
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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting our website, www.vanguard.com, and searching for “proxy voting guidelines,” or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either
www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at 202-551-8090. Information about your fund is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

© 2010 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q3082 052010

Vanguard Target Retirement Funds
Semiannual Report

March 31, 2010

Vanguard Target Retirement 2030 Fund
Vanguard Target Retirement 2035 Fund
Vanguard Target Retirement 2040 Fund
Vanguard Target Retirement 2045 Fund
Vanguard Target Retirement 2050 Fund

> For the six months ended March 31, 2010, the returns of the five Target Retirement Funds in this report ranged from 9.29% for the 2030 Fund to 9.88% for the 2035 and 2045 Funds.

> U.S. stocks registered double-digit returns for the period. Returns were more modest for international stocks and U.S. bonds.

> Among the underlying Vanguard funds held in these Target Retirement portfolios, the Total Stock Market Index Fund posted the highest six-month return, about 12%.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Target Retirement 2030 Fund.	8
Target Retirement 2035 Fund.	17
Target Retirement 2040 Fund.	26
Target Retirement 2045 Fund.	35
Target Retirement 2050 Fund.	44
About Your Fund’s Expenses.	53
Trustees Approve Advisory Arrangement.	55
Glossary.	56

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.

Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Six Months Ended March 31, 2010
Total
Returns
Vanguard Target Retirement 2030 Fund	9.29%
Target 2030 Composite Index	9.36
Target 2030 Composite Average	9.62
Vanguard Target Retirement 2035 Fund	9.88%
Target 2035 Composite Index	9.92
Target 2035 Composite Average	10.04
Vanguard Target Retirement 2040 Fund	9.79%
Target 2040 Composite Index	9.92
Target 2040 Composite Average	10.04
Vanguard Target Retirement 2045 Fund	9.88%
Target 2045 Composite Index	9.92
Target 2045 Composite Average	10.04
Vanguard Target Retirement 2050 Fund	9.83%
Target 2050 Composite Index	9.92
Target 2050 Composite Average	10.04

Returns for the composite indexes are derived by applying the funds' target allocations to the results of the following benchmarks: for U.S. stocks, the MSCI US Broad Market Index; for international stocks, the MSCI EAFE Index and the MSCI Emerging Markets Index; and for bonds, the Barclays Capital U.S. Aggregate Bond Index through December 31, 2009, and the Barclays Capital U.S. Aggregate Float Adjusted Index thereafter.

Returns for the composite averages are derived by applying the funds' target allocations to the average returns of the following mutual fund peer groups: fixed income funds, general equity funds, international funds, and emerging markets funds. These groups’ average returns are derived from data provided by Lipper Inc. Investments in Target Retirement Funds are subject to the risks of their underlying funds. The year in the fund name refers to the approximate year (the target date) when an investor in the fund would retire and leave the work force. The fund will gradually shift its emphasis from more aggressive investments to more conservative ones based on its target date. An investment in a Target Retirement Fund is not guaranteed at any time, including on or after the target date.

1

Chairman’s Letter

Dear Shareholder,

The financial markets stretched their impressive recovery through the six months ended March 31, 2010. The broad U.S. stock market returned about 12% for the period, while international stocks posted a gain of about 5% amid a myriad of economic challenges. The broad U.S. bond market returned about 2%, with investors favoring corporate issues over Treasuries.

The five Target Retirement Funds included in this report posted returns within 1 percentage point of each other (funds with nearer target dates are discussed in a separate report). The stock market’s resurgence was the primary driver of the funds’ six-month gains, as all five are dominated by equity holdings. The Target Retirement 2030 Fund, which includes a heavier bond allocation, slightly trailed the others in the group.

Stock market rally continued despite a few minor setbacks
After a steep but short-lived decline, stocks resumed their uphill trek in February. Since the broad U.S. stock market began its historic recovery in March 2009, domestic equities have risen more than 70%.

2

During the six months just ended, small-capitalization companies outperformed larger-cap companies, while growth stocks led their value counterparts, although the differences weren’t all that significant.

Foreign stocks didn’t fare as well as domestic stocks, but still ended the period on a positive note. Investors’ concerns about Greece’s creditworthiness, as well as that of economies such as Spain and Portugal, weighed on the European markets. In Asia, possible changes to China’s monetary policies and weakness in the Japanese market hindered the region’s results. Emerging-market stocks, which made a quick and substantial recovery from the global financial crisis, continued to outperform developed-market stocks.

Investors still favored riskier bond options
Bond investors’ appetite for risk remained strong in the period, with corporate bonds in greater demand than government issues. The broad U.S. taxable bond market returned 1.99% for the six months, and the broad municipal market returned 0.28%. During the period, the yields of longer-term U.S. Treasury bonds rose while those of the shortest-term securities remained near 0%.

The Federal Reserve Board has kept its target for short-term interest rates unchanged at 0% to 0.25% since December 2008 and has said that it expects to maintain that rate for “an extended period.” In late February, Fed

Market Barometer

			Total Returns
		Periods Ended March 31, 2010
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	12.11%	51.60%	2.31%
Russell 2000 Index (Small-caps)	13.07	62.76	3.36
Dow Jones U.S. Total Stock Market Index	12.48	52.88	2.82
MSCI All Country World Index ex USA (International)	5.51	61.67	6.59

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	1.99%	7.69%	5.44%
Barclays Capital Municipal Bond Index	0.28	9.69	4.58
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.13	2.76

CPI
Consumer Price Index	0.77%	2.31%	2.40%

3

Chairman Ben Bernanke said that low interest rates were still necessary to help the economy recover, but that the central bank would be ready to tighten credit “at the appropriate time.” The Fed has, however, begun to wind down credit programs established during the financial crisis.

Stock market strength contributed to the funds’ gains
The Vanguard Target Retirement Funds are “funds of funds” that combine stock and fixed income holdings in proportions suited to the different stages of a shareholder’s progress toward his or her retirement date. The funds automatically become more conservative as this target date approaches. The asset allocation gradually shifts from stocks to bonds, and the focus on long-term growth of capital shifts to an emphasis on income and stability.

Given the ongoing rally in the U.S. stock market and in many markets abroad, it is not surprising that the equity-dominated Target Retirement Funds in this report produced solid six-month returns. These funds are designed for investors whose retirement is 20 years or more in the future, and their significant allocations to stocks are intended to provide long-term growth.

The four funds with target dates from 2035 to 2050 each allocated about 90% of their assets to stocks, and their half-year returns fell within a tight range: 9.79% to

Expense Ratios
Your Fund Compared With Its Peer Group
	Acquired Fund Fees	Peer Group
	and Expenses	Average
Target Retirement 2030 Fund	0.19%	1.33%
Target Retirement 2035 Fund	0.20	1.35
Target Retirement 2040 Fund	0.20	1.35
Target Retirement 2045 Fund	0.20	1.35
Target Retirement 2050 Fund	0.20	1.35

The fund expense figures shown—drawn from the prospectus dated January 26, 2010—represent an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement Funds invest. The Target Retirement Funds do not charge any expenses or fees of their own. For the six months ended March 31, 2010, the annualized acquired fund fees and expenses were 0.19% for the 2030 Fund, 0.20% for the 2035 Fund, 0.20% for the 2040 Fund, 0.20% for the 2045 Fund, and 0.20% for the 2050 Fund.

Peer groups are the composite averages listed on page 1. Their expense figures are derived by applying the funds’ target allocations to the average expense ratios of the following mutual fund peer groups: fixed income funds, general equity funds, international funds, and emerging markets funds. Average expense ratios for these groups are derived from data provided by Lipper Inc. and capture information through year-end 2009.

4

9.88% Small differences in their regional equity market allocations resulted in minor performance disparities. As of March 31, the four funds held about 72% of their assets in U.S. stocks, 18% in international stocks, and 10% in bonds. The Target Retirement 2030 Fund allocated somewhat more to bonds—17% in the period—and its return of 9.29% slightly trailed the other funds’ returns. The 2030 Fund held about 66% of its assets in U.S. stocks and about 17% in stocks abroad at the end of March.

Returns for the underlying Vanguard funds held in the Target Retirement portfolios also reflected the dominance of stocks. Vanguard Total Stock Market Index Fund, with a return of about 12%, had the best results among the underlying funds. Vanguard Emerging Markets Stock Index Fund (with a return of about 11%) and Vanguard Pacific Stock Index Fund (about 7%) also delivered solid performance. The performance of Vanguard European Stock Index Fund (about 1%) was notably weaker.

The investment environment was less favorable for bonds than for stocks, broadly speaking. Although corporate bonds returned to favor as investors became more comfortable with risk, U.S. Treasury securities were shunned as a result. Vanguard Total Bond Market II Index Fund, the fixed income holding in each of the five funds, returned about 2% for the six-month period.

An uncluttered approach to retirement investing
Despite a pause earlier this year, over the past six months the stock market has continued the powerful rally that began more than a year ago. We’d all like to know whether the market will keep climbing; unfortunately, the one thing we do know is that we can’t count on it. The market’s short-term direction is almost impossible to consistently predict with accuracy. Just as panic proved unproductive during the depths of the financial crisis, blind optimism is unlikely to be prudent today.

At Vanguard, we believe that a well-balanced and diversified portfolio can be an effective investment approach in all market environments, both periods of weakness and seasons of strength. Such a portfolio would include stock, bond, and short-term investments in proportions suited to the investor’s goals, life stage, and risk tolerance. The Vanguard Target Retirement Funds were created with these tenets in mind, and they offer a streamlined investment option for investors who seek diversification, balance, and low costs in one portfolio.

5

On another matter, I would like to inform you that as of January 1, 2010, we completed a leadership transition that began in March 2008. I succeeded Jack Brennan as chairman of Vanguard and each of the funds. Jack has agreed to serve as chairman emeritus and senior advisor. Under Jack’s leadership, Vanguard has grown to become a preeminent firm in the mutual fund industry. Jack’s energy, his relentless pursuit of perfection, and his unwavering focus on always doing the right thing for our clients are evident in every facet of Vanguard policy today.

Thank you for investing with Vanguard

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 16, 2010

6

Your Fund’s Performance at a Glance
September 30, 2009 , Through March 31, 2010
				Distributions Per Share
	Starting	Ending		Income	Capital
	Share Price	Share Price		Dividends	Gains
Target Retirement 2030 Fund	$18.84	$20.19		$0.386	$0.000
Target Retirement 2035 Fund	$11.31	$12.18		$0.238	$0.000
Target Retirement 2040 Fund	$18.52	$19.95		$0.368	$0.000
Target Retirement 2045 Fund	$11.70	$12.60		$0.246	$0.000
Target Retirement 2050 Fund	$18.58	$20.02		$0.371	$0.000

Asset Allocation on March 31, 2010
					Short-Term
	Stocks		Bonds		Reserves
Target Retirement 2030 Fund	82.8%		17.2%		0.0%
Target Retirement 2035 Fund	90.0%		10.0%		0.0%
Target Retirement 2040 Fund	89.9%		10.1%		0.0%
Target Retirement 2045 Fund	90.0%		10.0%		0.0%
Target Retirement 2050 Fund	89.9%		10.1%		0.0%

Note: As of March 31, 2010, international stock weightings for the 2030, 2035, 2040, 2045, and 2050 Funds were 17%, 18%, 18%, 18%, and 18% of assets, respectively.

7

Target Retirement 2030 Fund

Fund Profile
As of March 31, 2010

Total Fund Characteristics

Ticker Symbol	VTHRX
30-Day SEC Yield	2.14%
Acquired Fund Fees and Expenses[1]	0.19%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	66.2%
Vanguard Total Bond Market II Index Fund
Investor Shares	17.2
Vanguard European Stock Index Fund
Investor Shares	8.1
Vanguard Pacific Stock Index Fund
Investor Shares	4.4
Vanguard Emerging Markets Stock Index
Fund Investor Shares	4.1

Total Fund Volatility Measures
		DJ
	Target 2030	U.S. Total
	Composite	Market
	Index	Index
R-Squared	1.00	0.99
Beta	1.00	0.89

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 26, 2010—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2030 Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2010, the annualized acquired fund fees and expenses were 0.19%.

8

Target Retirement 2030 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): June 7, 2006, Through March 31, 2010

Target 2030 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index; for emerging markets stocks, the Select Emerging Markets Index from inception through August 23, 2006, and the MSCI Emerging Markets Index thereafter; for bonds, the Barclays Capital U.S. Aggregate Bond Index through December 31, 2009, and the Barclays Capital U.S. Aggregate Float Adjusted Index thereafter; and for U.S. stocks, the MSCI US Broad Market Index. MSCI EAFE Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.

Note: For 2010, performance data reflect the six months ended March 31, 2010.

Average Annual Total Returns: Periods Ended March 31, 2010

					Since Inception
	Inception Date	One Year	Income	Capital	Total
Target Retirement 2030
Fund	6/7/2006	45.93%	1.94%	0.25%	2.19%

Vanguard fund total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.

See Financial Highlights for dividend and capital gains information.

9

Target Retirement 2030 Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.8%)
U.S. Stock Fund (66.1%)
Vanguard Total Stock Market Index Fund Investor Shares	125,872,489	3,649,044

International Stock Funds (16.5%)
Vanguard European Stock Index Fund Investor Shares	17,545,877	448,824
Vanguard Pacific Stock Index Fund Investor Shares	23,458,939	241,627
Vanguard Emerging Markets Stock Index Fund Investor Shares	8,487,946	225,270
		915,721
Bond Fund (17.2%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	91,813,753	949,354
Total Investment Companies (Cost $5,394,448)		5,514,119
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
[1] Vanguard Market Liquidity Fund, 0.183% (Cost $3,484)	3,484,446	3,484
Total Investments (99.9%) (Cost $5,397,932)		5,517,603
Other Assets and Liabilities (0.1%)
Other Assets		82,126
Liabilities		(78,453)
		3,673
Net Assets (100%)
Applicable to 273,489,425 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		5,521,276
Net Asset Value Per Share		$20.19

10

Target Retirement 2030 Fund

At March 31, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	5,401,498
Undistributed Net Investment Income	20,959
Accumulated Net Realized Losses	(20,852)
Unrealized Appreciation (Depreciation)	119,671
Net Assets	5,521,276

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

11

Target Retirement 2030 Fund

Statement of Operations

Six Months Ended
March 31, 2010
($000)
Investment Income
Income
Income Distributions Received	68,234
Net Investment Income—Note B	68,234
Realized Net Gain (Loss) on Investment Securities Sold	(20,327)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	384,667
Net Increase (Decrease) in Net Assets Resulting from Operations	432,574

See accompanying Notes, which are an integral part of the Financial Statements.

12

Target Retirement 2030 Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	68,234	77,794
Realized Net Gain (Loss)	(20,327)	3,788
Change in Unrealized Appreciation (Depreciation)	384,667	154,208
Net Increase (Decrease) in Net Assets Resulting from Operations	432,574	235,790
Distributions
Net Investment Income	(91,755)	(63,644)
Realized Capital Gain	—	—
Total Distributions	(91,755)	(63,644)
Capital Share Transactions
Issued	1,408,038	1,793,675
Issued in Lieu of Cash Distributions	91,300	63,446
Redeemed	(322,107)	(385,086)
Net Increase (Decrease) from Capital Share Transactions	1,177,231	1,472,035
Total Increase (Decrease)	1,518,050	1,644,181
Net Assets
Beginning of Period	4,003,226	2,359,045
End of Period[1]	5,521,276	4,003,226
1 Net Assets—End of Period includes undistributed net investment income of $20,959,000 and $44,480,000.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Target Retirement 2030 Fund

Financial Highlights

	Six Months				June 7,
	Ended				2006[1] to
	March 31,	Year Ended September 30,			Sept. 30,
For a Share Outstanding Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$18.84	$19.63	$24.74	$21.25	$20.00
Investment Operations
Net Investment Income	.254	.466[2]	.522[2]	.490[2]	.170[2]
Capital Gain Distributions Received	—	—	—	—	—
Net Realized and Unrealized Gain (Loss)
on Investments	1.482	(.793)	(5.262)	3.190	1.080
Total from Investment Operations	1.736	(.327)	(4.740)	3.680	1.250
Distributions
Dividends from Net Investment Income	(.386)	(.463)	(.370)	(.190)	—
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.386)	(.463)	(.370)	(.190)	—
Net Asset Value, End of Period	$20.19	$18.84	$19.63	$24.74	$21.25

Total Return[3]	9.29%	-1.13%	-19.43%	17.40%	6.25%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,521	$4,003	$2,359	$1,103	$69
Ratio of Total Expenses to
Average Net Assets	0%[4]	0%	0%	0%	0%
Ratio of Net Investment Income to
Average Net Assets	2.44%[5]	2.92%	2.35%	2.10%	1.81%[5]
Portfolio Turnover Rate	6%[5]	13%[6]	6%	4%	13%

1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
4 The acquired fund fees and expenses were 0.19% (annualized).
5 Annualized.
6 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s bond investments from Vanguard Total Bond Market Index Fund to Vanguard Total Bond Market II Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Target Retirement 2030 Fund

Notes to Financial Statements

Vanguard Target Retirement 2030 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, and bonds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2006–2009), and for the period ended March 31, 2010, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the period ended March 31, 2010, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At March 31, 2010, 100% of the fund’s investments were valued based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

15

Target Retirement 2030 Fund

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2009, the fund had available capital loss carryforwards totaling $541,000 to offset future net capital gains through September 30, 2017. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2010; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At March 31, 2010, the cost of investment securities for tax purposes was $5,397,932,000. Net unrealized appreciation of investment securities for tax purposes was $119,671,000, consisting of unrealized gains of $165,554,000 on securities that had risen in value since their purchase and $45,883,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended March 31, 2010, the fund purchased $1,285,555,000 of investment securities and sold $132,198,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:
	Six Months Ended	Year Ended
	March 31, 2010	September 30, 2009
	Shares	Shares
	(000)	(000)
Issued	72,844	112,709
Issued in Lieu of Cash Distributions	4,692	4,133
Redeemed	(16,495)	(24,572)
Net Increase (Decrease) in Shares Outstanding	61,041	92,270

G. In preparing the financial statements as of March 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

16

Target Retirement 2035 Fund

Fund Profile
As of March 31, 2010

Total Fund Characteristics

Ticker Symbol	VTTHX
30-Day SEC Yield	2.15%
Acquired Fund Fees and Expenses[1]	0.20%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	71.8%
Vanguard Total Bond Market II Index Fund
Investor Shares	10.0
Vanguard European Stock Index Fund
Investor Shares	8.9
Vanguard Pacific Stock Index Fund
Investor Shares	4.8
Vanguard Emerging Markets Stock Index
Fund Investor Shares	4.5

Total Fund Volatility Measures
		DJ
	Target 2035	U.S. Total
	Composite	Market
	Index	Index
R-Squared	1.00	0.99
Beta	1.01	0.94

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 26, 2010—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2035 Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2010, the annualized acquired fund fees and expenses were 0.20%.

17

Target Retirement 2035 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 27, 2003, Through March 31, 2010

Target 2035 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index; for emerging markets stocks, the Select Emerging Markets Index from inception through August 23, 2006, and the MSCI Emerging Markets Index thereafter; for bonds, the Barclays Capital U.S. Aggregate Bond Index through December 31, 2009, and the Barclays Capital U.S. Aggregate Float Adjusted Index thereafter; and for U.S. stocks, the Dow Jones Wilshire 5000 Index from inception through April 22, 2005, and the MSCI US Broad Market Index thereafter. MSCI EAFE Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.

Note: For 2010, performance data reflect the six months ended March 31, 2010.

Average Annual Total Returns: Periods Ended March 31, 2010

					Since Inception
	Inception Date	One Year	Five Years	Income	Capital	Total
Target Retirement 2035
Fund	10/27/2003	49.01%	3.28%	2.07%	3.12%	5.19%

Vanguard fund total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.
See Financial Highlights for dividend and capital gains information.

18

Target Retirement 2035 Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.9%)
U.S. Stock Fund (71.8%)
Vanguard Total Stock Market Index Fund Investor Shares	210,382,453	6,098,987

International Stock Funds (18.1%)
Vanguard European Stock Index Fund Investor Shares	29,447,626	753,270
Vanguard Pacific Stock Index Fund Investor Shares	39,508,723	406,940
Vanguard Emerging Markets Stock Index Fund Investor Shares	14,230,886	377,688
		1,537,898
Bond Fund (10.0%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	82,030,329	848,194
Total Investment Companies (Cost $8,355,315)		8,485,079
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 0.183% (Cost $1,001)	1,001,203	1,001
Total Investments (99.9%) (Cost $8,356,316)		8,486,080
Other Assets and Liabilities (0.1%)
Other Assets		34,528
Liabilities		(25,615)
		8,913
Net Assets (100%)
Applicable to 697,536,376 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		8,494,993
Net Asset Value Per Share		$12.18

19

Target Retirement 2035 Fund

At March 31, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	8,371,113
Undistributed Net Investment Income	29,111
Accumulated Net Realized Losses	(34,995)
Unrealized Appreciation (Depreciation)	129,764
Net Assets	8,494,993

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

20

Target Retirement 2035 Fund

Statement of Operations

Six Months Ended
March 31, 2010
($000)
Investment Income
Income
Income Distributions Received	106,353
Net Investment Income—Note B	106,353
Realized Net Gain (Loss) on Investment Securities Sold	(2,975)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	618,279
Net Increase (Decrease) in Net Assets Resulting from Operations	721,657

See accompanying Notes, which are an integral part of the Financial Statements.

21

Target Retirement 2035 Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	106,353	140,445
Realized Net Gain (Loss)	(2,975)	(12,432)
Change in Unrealized Appreciation (Depreciation)	618,279	99,154
Net Increase (Decrease) in Net Assets Resulting from Operations	721,657	227,167
Distributions
Net Investment Income	(151,112)	(135,526)
Realized Capital Gain	—	—
Total Distributions	(151,112)	(135,526)
Capital Share Transactions
Issued	1,446,474	2,112,231
Issued in Lieu of Cash Distributions	150,664	135,056
Redeemed	(452,938)	(588,457)
Net Increase (Decrease) from Capital Share Transactions	1,144,200	1,658,830
Total Increase (Decrease)	1,714,745	1,750,471
Net Assets
Beginning of Period	6,780,248	5,029,777
End of Period[1]	8,494,993	6,780,248
1 Net Assets—End of Period includes undistributed net investment income of $29,111,000 and $73,870,000.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Target Retirement 2035 Fund

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2010	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$11.31	$11.90	$15.25	$13.18	$12.22	$10.92
Investment Operations
Net Investment Income	.157	.273[1]	.293	.270	.280[1]	.270[1]
Capital Gain Distributions Received	—	—	—	—	—	—
Net Realized and Unrealized Gain (Loss)
on Investments	.951	(.564)	(3.353)	2.060	.890	1.200
Total from Investment Operations	1.108	(.291)	(3.060)	2.330	1.170	1.470
Distributions
Dividends from Net Investment Income	(.238)	(.299)	(.290)	(.260)	(.210)	(.170)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.238)	(.299)	(.290)	(.260)	(.210)	(.170)
Net Asset Value, End of Period	$12.18	$11.31	$11.90	$15.25	$13.18	$12.22

Total Return[2]	9.88%	-1.85%	-20.42%	17.87%	9.70%	13.53%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,495	$6,780	$5,030	$4,553	$2,562	$1,092
Ratio of Total Expenses to
Average Net Assets	0%[3]	0%	0%	0%	0%	0%
Ratio of Net Investment Income to
Average Net Assets	2.33%[4]	2.88%	2.28%	2.09%	2.21%	2.33%
Portfolio Turnover Rate	2%[4]	9%[5]	10%	1%	14%	0%

1 Calculated based on average shares outstanding.
2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
3 The acquired fund fees and expenses were 0.20% (annualized).
4 Annualized.
5 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s bond investments from Vanguard Total Bond Market Index Fund to Vanguard Total Bond Market II Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Target Retirement 2035 Fund

Notes to Financial Statements

Vanguard Target Retirement 2035 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, and bonds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2006–2009), and for the period ended March 31, 2010, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the period ended March 31, 2010, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At March 31, 2010, 100% of the fund’s investments were valued based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

24

Target Retirement 2035 Fund

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2009, the fund had available capital loss carryforwards totaling $19,114,000 to offset future net capital gains of $9,886,000 through September 30, 2015, and $9,228,000 through September 30, 2017. In addition, the fund realized losses of $13,026,000 during the period from November 1, 2008, through September 30, 2009, which are deferred and will be treated as realized for tax purposes in fiscal 2010. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2010; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At March 31, 2010, the cost of investment securities for tax purposes was $8,356,316,000. Net unrealized appreciation of investment securities for tax purposes was $129,764,000, consisting of unrealized gains of $178,734,000 on securities that had risen in value since their purchase and $48,970,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended March 31, 2010, the fund purchased $1,161,444,000 of investment securities and sold $63,258,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:
	Six Months Ended	Year Ended
	March 31, 2010	September 30, 2009
	Shares	Shares
	(000)	(000)
Issued	124,229	224,509
Issued in Lieu of Cash Distributions	12,855	14,793
Redeemed	(38,839)	(62,583)
Net Increase (Decrease) in Shares Outstanding	98,245	176,719

G. In preparing the financial statements as of March 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

25

Target Retirement 2040 Fund

Fund Profile
As of March 31, 2010

Total Fund Characteristics

Ticker Symbol	VFORX
30-Day SEC Yield	2.15%
Acquired Fund Fees and Expenses[1]	0.20%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	71.9%
Vanguard Total Bond Market II Index Fund
Investor Shares	10.1
Vanguard European Stock Index Fund
Investor Shares	8.8
Vanguard Pacific Stock Index Fund
Investor Shares	4.8
Vanguard Emerging Markets Stock Index
Fund Investor Shares	4.4

Total Fund Volatility Measures
		DJ
	Target 2040	U.S. Total
	Composite	Market
	Index	Index
R-Squared	1.00	0.99
Beta	1.00	0.93

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 26, 2010—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2040 Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2010, the annualized acquired fund fees and expenses were 0.20%.

26

Target Retirement 2040 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): June 7, 2006, Through March 31, 2010

Target 2040 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index; for emerging markets stocks, the Select Emerging Markets Index from inception through August 23, 2006, and the MSCI Emerging Markets Index thereafter; for bonds, the Barclays Capital U.S. Aggregate Bond Index through December 31, 2009, and the Barclays Capital U.S. Aggregate Float Adjusted Index thereafter; and for U.S. stocks, the MSCI US Broad Market Index. MSCI EAFE Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.

Note: For 2010, performance data reflect the six months ended March 31, 2010.

Average Annual Total Returns: Periods Ended March 31, 2010

					Since Inception
	Inception Date	One Year	Income	Capital	Total
Target Retirement 2040
Fund	6/7/2006	48.85%	1.87%	-0.07%	1.80%

Vanguard fund total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.
See Financial Highlights for dividend and capital gains information.

27

Target Retirement 2040 Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.8%)
U.S. Stock Fund (71.8%)
Vanguard Total Stock Market Index Fund Investor Shares	81,629,757	2,366,446

International Stock Funds (18.0%)
Vanguard European Stock Index Fund Investor Shares	11,378,497	291,062
Vanguard Pacific Stock Index Fund Investor Shares	15,213,460	156,699
Vanguard Emerging Markets Stock Index Fund Investor Shares	5,504,491	146,089
		593,850
Bond Fund (10.0%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	32,016,069	331,046
Total Investment Companies (Cost $3,131,387)		3,291,342
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
[1] Vanguard Market Liquidity Fund, 0.183% (Cost $2,132)	2,131,775	2,132
Total Investments (99.9%) (Cost $3,133,519)		3,293,474
Other Assets and Liabilities (0.1%)
Other Assets		48,767
Liabilities		(45,595)
		3,172
Net Assets (100%)
Applicable to 165,215,365 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		3,296,646
Net Asset Value Per Share		$19.95

28

Target Retirement 2040 Fund

At March 31, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	3,137,644
Undistributed Net Investment Income	11,104
Accumulated Net Realized Losses	(12,057)
Unrealized Appreciation (Depreciation)	159,955
Net Assets	3,296,646

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

29

Target Retirement 2040 Fund

Statement of Operations

Six Months Ended
March 31, 2010
($000)
Investment Income
Income
Income Distributions Received	39,379
Net Investment Income—Note B	39,379
Realized Net Gain (Loss) on Investment Securities Sold	(12,057)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	242,559
Net Increase (Decrease) in Net Assets Resulting from Operations	269,881

See accompanying Notes, which are an integral part of the Financial Statements.

30

Target Retirement 2040 Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	39,379	41,269
Realized Net Gain (Loss)	(12,057)	5,132
Change in Unrealized Appreciation (Depreciation)	242,559	134,533
Net Increase (Decrease) in Net Assets Resulting from Operations	269,881	180,934
Distributions
Net Investment Income	(52,010)	(31,267)
Realized Capital Gain	—	—
Total Distributions	(52,010)	(31,267)
Capital Share Transactions
Issued	903,463	1,184,150
Issued in Lieu of Cash Distributions	51,808	31,205
Redeemed	(206,527)	(234,075)
Net Increase (Decrease) from Capital Share Transactions	748,744	981,280
Total Increase (Decrease)	966,615	1,130,947
Net Assets
Beginning of Period	2,330,031	1,199,084
End of Period[1]	3,296,646	2,330,031
1 Net Assets—End of Period includes undistributed net investment income of $11,104,000 and $23,735,000.

See accompanying Notes, which are an integral part of the Financial Statements.

31

Target Retirement 2040 Fund

Financial Highlights

	Six Months				June 7,
	Ended				2006[1] to
	March 31,	Year Ended September 30,			Sept. 30,
For a Share Outstanding Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$18.52	$19.36	$24.70	$21.13	$20.00
Investment Operations
Net Investment Income	.246	.435[2]	.494[2]	.460[2]	.160[2]
Capital Gain Distributions Received	—	—	—	—	—
Net Realized and Unrealized Gain (Loss)
on Investments	1.552	(.849)	(5.464)	3.290	.970
Total from Investment Operations	1.798	(.414)	(4.970)	3.750	1.130
Distributions
Dividends from Net Investment Income	(.368)	(.426)	(.370)	(.180)	—
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.368)	(.426)	(.370)	(.180)	—
Net Asset Value, End of Period	$19.95	$18.52	$19.36	$24.70	$21.13

Total Return[3]	9.79%	-1.61%	-20.40%	17.83%	5.65%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,297	$2,330	$1,199	$513	$32
Ratio of Total Expenses to
Average Net Assets	0%[4]	0%	0%	0%	0%
Ratio of Net Investment Income to
Average Net Assets	2.35%[5]	2.78%	2.24%	1.99%	1.72%[5]
Portfolio Turnover Rate	4%[5]	9%[6]	4%	4%	0%

1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
4 The acquired fund fees and expenses were 0.20% (annualized).
5 Annualized.
6 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s bond investments from Vanguard Total Bond Market Index Fund to Vanguard Total Bond Market II Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

32

Target Retirement 2040 Fund

Notes to Financial Statements

Vanguard Target Retirement 2040 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, and bonds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2006–2009), and for the period ended March 31, 2010, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the period ended March 31, 2010, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At March 31, 2010, 100% of the fund’s investments were valued based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

33

Target Retirement 2040 Fund

At March 31, 2010, the cost of investment securities for tax purposes was $3,133,519,000. Net unrealized appreciation of investment securities for tax purposes was $159,955,000, consisting of unrealized gains of $179,124,000 on securities that had risen in value since their purchase and $19,169,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended March 31, 2010, the fund purchased $785,328,000 of investment securities and sold $50,078,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:
	Six Months Ended	Year Ended
	March 31, 2010	September 30, 2009
	Shares	Shares
	(000)	(000)
Issued	47,423	77,026
Issued in Lieu of Cash Distributions	2,698	2,090
Redeemed	(10,736)	(15,227)
Net Increase (Decrease) in Shares Outstanding	39,385	63,889

G. In preparing the financial statements as of March 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

34

Target Retirement 2045 Fund

Fund Profile
As of March 31, 2010

Total Fund Characteristics

Ticker Symbol	VTIVX
30-Day SEC Yield	2.15%
Acquired Fund Fees and Expenses[1]	0.20%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	71.8%
Vanguard Total Bond Market II Index Fund
Investor Shares	10.0
Vanguard European Stock Index Fund
Investor Shares	8.9
Vanguard Pacific Stock Index Fund
Investor Shares	4.8
Vanguard Emerging Markets Stock Index
Fund Investor Shares	4.5

Total Fund Volatility Measures
		DJ
	Target 2045	U.S. Total
	Composite	Market
	Index	Index
R-Squared	1.00	0.99
Beta	1.00	0.93

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 26, 2010—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2045 Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2010, the annualized acquired fund fees and expenses were 0.20%.

35

Target Retirement 2045 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 27, 2003, Through March 31, 2010

Target 2045 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index; for emerging markets stocks, the Select Emerging Markets Index from inception through August 23, 2006, and the MSCI Emerging Markets Index thereafter; for bonds, the Barclays Capital U.S. Aggregate Bond Index through December 31, 2009, and the Barclays Capital U.S. Aggregate Float Adjusted Index thereafter; and for U.S. stocks, the Dow Jones Wilshire 5000 Index from inception through April 22, 2005, and the MSCI US Broad Market Index thereafter. MSCI EAFE Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.

Note: For 2010, performance data reflect the six months ended March 31, 2010.

Average Annual Total Returns: Periods Ended March 31, 2010

					Since Inception
	Inception Date	One Year	Five Years	Income	Capital	Total
Target Retirement 2045
Fund	10/27/2003	48.97%	3.59%	2.01%	3.67%	5.68%

Vanguard fund total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.
See Financial Highlights for dividend and capital gains information.

36

Target Retirement 2045 Fund

Financial Statements (unaudited)

Statement of Net Assets

As of March 31, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.9%)
U.S. Stock Fund (71.8%)
Vanguard Total Stock Market Index Fund Investor Shares	111,471,013	3,231,545

International Stock Funds (18.1%)
Vanguard European Stock Index Fund Investor Shares	15,568,742	398,248
Vanguard Pacific Stock Index Fund Investor Shares	20,845,231	214,706
Vanguard Emerging Markets Stock Index Fund Investor Shares	7,548,157	200,328
		813,282
Bond Fund (10.0%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	43,482,227	449,606
Total Investment Companies (Cost $4,385,370)		4,494,433
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 0.183% (Cost $1,904)	1,903,990	1,904
Total Investments (99.9%) (Cost $4,387,274)		4,496,337
Other Assets and Liabilities (0.1%)
Other Assets		17,642
Liabilities		(12,435)
		5,207
Net Assets (100%)
Applicable to 357,377,926 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		4,501,544
Net Asset Value Per Share		$12.60

37

Target Retirement 2045 Fund

At March 31, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	4,385,581
Undistributed Net Investment Income	15,265
Accumulated Net Realized Losses	(8,365)
Unrealized Appreciation (Depreciation)	109,063
Net Assets	4,501,544

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

38

Target Retirement 2045 Fund

Statement of Operations

Six Months Ended
March 31, 2010
($000)
Investment Income
Income
Income Distributions Received	56,120
Net Investment Income—Note B	56,120
Realized Net Gain (Loss) on Investment Securities Sold	(5,449)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	328,703
Net Increase (Decrease) in Net Assets Resulting from Operations	379,374

See accompanying Notes, which are an integral part of the Financial Statements.

39

Target Retirement 2045 Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	56,120	71,941
Realized Net Gain (Loss)	(5,449)	5,006
Change in Unrealized Appreciation (Depreciation)	328,703	79,123
Net Increase (Decrease) in Net Assets Resulting from Operations	379,374	156,070
Distributions
Net Investment Income	(79,438)	(66,481)
Realized Capital Gain	—	—
Total Distributions	(79,438)	(66,481)
Capital Share Transactions
Issued	827,909	1,270,551
Issued in Lieu of Cash Distributions	79,240	66,252
Redeemed	(265,371)	(359,392)
Net Increase (Decrease) from Capital Share Transactions	641,778	977,411
Total Increase (Decrease)	941,714	1,067,000
Net Assets
Beginning of Period	3,559,830	2,492,830
End of Period[1]	4,501,544	3,559,830
1 Net Assets—End of Period includes undistributed net investment income of $15,265,000 and $38,583,000.

See accompanying Notes, which are an integral part of the Financial Statements.

40

Target Retirement 2045 Fund

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2010	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$11.70	$12.29	$15.75	$13.60	$12.47	$10.98
Investment Operations
Net Investment Income	.162	.281[1]	.303	.280	.270[1]	.240[1]
Capital Gain Distributions Received	—	—	—	—	—	—
Net Realized and Unrealized Gain (Loss)
on Investments	.984	(.570)	(3.463)	2.130	1.050	1.410
Total from Investment Operations	1.146	(.289)	(3.160)	2.410	1.320	1.650
Distributions
Dividends from Net Investment Income	(.246)	(.301)	(.300)	(.250)	(.190)	(.160)
Distributions from Realized Capital Gains	—	—	—	(.010)	—	—
Total Distributions	(.246)	(.301)	(.300)	(.260)	(.190)	(.160)
Net Asset Value, End of Period	$12.60	$11.70	$12.29	$15.75	$13.60	$12.47

Total Return[2]	9.88%	-1.77%	-20.42%	17.90%	10.70%	15.09%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,502	$3,560	$2,493	$2,204	$1,186	$492
Ratio of Total Expenses to
Average Net Assets	0%[3]	0%	0%	0%	0%	0%
Ratio of Net Investment Income to
Average Net Assets	2.34%[4]	2.86%	2.28%	2.08%	2.03%	2.07%
Portfolio Turnover Rate	2%[4]	10%[5]	9%	1%	3%	7%

1 Calculated based on average shares outstanding.
2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
3 The acquired fund fees and expenses were 0.20% (annualized).
4 Annualized.
5 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s bond investments from Vanguard Total Bond Market Index Fund to Vanguard Total Bond Market II Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

41

Target Retirement 2045 Fund

Notes to Financial Statements

Vanguard Target Retirement 2045 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, and bonds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2006–2009), and for the period ended March 31, 2010, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the period ended March 31, 2010, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At March 31, 2010, 100% of the fund’s investments were valued based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

42

Target Retirement 2045 Fund

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2009, the fund had available capital loss carryforwards totaling $2,203,000 to offset future net capital gains through September 30, 2017. In addition, the fund realized losses of $864,000 during the period from November 1, 2008, through September 30, 2009, which are deferred and will be treated as realized for tax purposes in fiscal 2010. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2010; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At March 31, 2010, the cost of investment securities for tax purposes was $4,387,274,000. Net unrealized appreciation of investment securities for tax purposes was $109,063,000, consisting of unrealized gains of $135,813,000 on securities that had risen in value since their purchase and $26,750,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended March 31, 2010, the fund purchased $663,434,000 of investment securities and sold $46,637,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:
	Six Months Ended	Year Ended
	March 31, 2010	September 30, 2009
	Shares	Shares
	(000)	(000)
Issued	68,666	131,286
Issued in Lieu of Cash Distributions	6,538	7,018
Redeemed	(21,986)	(36,910)
Net Increase (Decrease) in Shares Outstanding	53,218	101,394

G. In preparing the financial statements as of March 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

43

Target Retirement 2050 Fund

Fund Profile
As of March 31, 2010

Total Fund Characteristics

Ticker Symbol	VFIFX
30-Day SEC Yield	2.15%
Acquired Fund Fees and Expenses[1]	0.20%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	71.9%
Vanguard Total Bond Market II Index Fund
Investor Shares	10.1
Vanguard European Stock Index Fund
Investor Shares	8.8
Vanguard Pacific Stock Index Fund
Investor Shares	4.8
Vanguard Emerging Markets Stock Index
Fund Investor Shares	4.4

Total Fund Volatility Measures
		DJ
	Target 2050	U.S. Total
	Composite	Market
	Index	Index
R-Squared	1.00	0.99
Beta	1.00	0.93

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 26, 2010—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2050 Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2010, the annualized acquired fund fees and expenses were 0.20%.

44

Target Retirement 2050 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): June 7, 2006, Through March 31, 2010

Target 2050 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index; for emerging markets stocks, the Select Emerging Markets Index from inception through August 23, 2006, and the MSCI Emerging Markets Index thereafter; for bonds, the Barclays Capital U.S. Aggregate Bond Index through December 31, 2009, and the Barclays Capital U.S. Aggregate Float Adjusted Index thereafter; and for U.S. stocks, the MSCI US Broad Market Index. MSCI EAFE Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.

Note: For 2010, performance data reflect the six months ended March 31, 2010.

Average Annual Total Returns: Periods Ended March 31, 2010

					Since Inception
	Inception Date	One Year	Income	Capital	Total
Target Retirement 2050
Fund	6/7/2006	48.95%	1.89%	0.03%	1.92%

Vanguard fund total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.
See Financial Highlights for dividend and capital gains information.

45

Target Retirement 2050 Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.8%)
U.S. Stock Fund (71.8%)
Vanguard Total Stock Market Index Fund Investor Shares	32,690,971	947,711

International Stock Funds (18.0%)
Vanguard European Stock Index Fund Investor Shares	4,556,379	116,552
Vanguard Pacific Stock Index Fund Investor Shares	6,093,658	62,765
Vanguard Emerging Markets Stock Index Fund Investor Shares	2,204,366	58,504
		237,821
Bond Fund (10.0%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	12,820,914	132,568
Total Investment Companies (Cost $1,232,227)		1,318,100
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 0.183% (Cost $387)	387,000	387
Total Investments (99.8%) (Cost $1,232,614)		1,318,487
Other Assets and Liabilities (0.2%)
Other Assets		7,551
Liabilities		(5,097)
		2,454
Net Assets (100%)
Applicable to 65,992,849 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		1,320,941
Net Asset Value Per Share		$20.02

46

Target Retirement 2050 Fund

At March 31, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	1,231,580
Undistributed Net Investment Income	4,252
Accumulated Net Realized Losses	(764)
Unrealized Appreciation (Depreciation)	85,873
Net Assets	1,320,941

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

47

Target Retirement 2050 Fund

Statement of Operations

Six Months Ended
March 31, 2010
($000)
Investment Income
Income
Income Distributions Received	15,344
Net Investment Income—Note B	15,344
Realized Net Gain (Loss) on Investment Securities Sold	(142)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	90,109
Net Increase (Decrease) in Net Assets Resulting from Operations	105,311

See accompanying Notes, which are an integral part of the Financial Statements.

48

Target Retirement 2050 Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	15,344	15,677
Realized Net Gain (Loss)	(142)	1,753
Change in Unrealized Appreciation (Depreciation)	90,109	68,983
Net Increase (Decrease) in Net Assets Resulting from Operations	105,311	86,413
Distributions
Net Investment Income	(20,292)	(11,083)
Realized Capital Gain	—	—
Total Distributions	(20,292)	(11,083)
Capital Share Transactions
Issued	400,058	561,043
Issued in Lieu of Cash Distributions	20,210	11,001
Redeemed	(108,091)	(132,211)
Net Increase (Decrease) from Capital Share Transactions	312,177	439,833
Total Increase (Decrease)	397,196	515,163
Net Assets
Beginning of Period	923,745	408,582
End of Period[1]	1,320,941	923,745
1 Net Assets—End of Period includes undistributed net investment income of $4,252,000 and $9,200,000.

See accompanying Notes, which are an integral part of the Financial Statements.

49

Target Retirement 2050 Fund

Financial Highlights

	Six Months				June 7,
	Ended				2006[1] to
	March 31,	Year Ended September 30,			Sept. 30,
For a Share Outstanding Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$18.58	$19.43	$24.79	$21.24	$20.00
Investment Operations
Net Investment Income	.250	.431[2]	.503[2]	.480[2]	.170[2]
Capital Gain Distributions Received	—	—	—	—	—
Net Realized and Unrealized Gain (Loss)
on Investments	1.561	(.866)	(5.493)	3.290	1.070
Total from Investment Operations	1.811	(.435)	(4.990)	3.770	1.240
Distributions
Dividends from Net Investment Income	(.371)	(.415)	(.370)	(.220)	—
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.371)	(.415)	(.370)	(.220)	—
Net Asset Value, End of Period	$20.02	$18.58	$19.43	$24.79	$21.24

Total Return[3]	9.83%	-1.73%	-20.41%	17.85%	6.20%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,321	$924	$409	$192	$12
Ratio of Total Expenses to
Average Net Assets	0%[4]	0%	0%	0%	0%
Ratio of Net Investment Income to
Average Net Assets	2.35%[5]	2.74%	2.27%	2.04%	1.88%[5]
Portfolio Turnover Rate	3%[5]	8%[6]	4%	2%	0%

1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
4 The acquired fund fees and expenses were 0.20% (annualized).
5 Annualized.
6 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s bond investments from Vanguard Total Bond Market Index Fund to Vanguard Total Bond Market II Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

50

Target Retirement 2050 Fund

Notes to Financial Statements

Vanguard Target Retirement 2050 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, and bonds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2006–2009), and for the period ended March 31, 2010, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the period ended March 31, 2010, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At March 31, 2010, 100% of the fund’s investments were valued based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

51

Target Retirement 2050 Fund

At March 31, 2010, the cost of investment securities for tax purposes was $1,232,614,000. Net unrealized appreciation of investment securities for tax purposes was $85,873,000, consisting of unrealized gains of $90,032,000 on securities that had risen in value since their purchase and $4,159,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended March 31, 2010, the fund purchased $324,805,000 of investment securities and sold $17,721,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:
	Six Months Ended	Year Ended
	March 31, 2010	September 30, 2009
	Shares	Shares
	(000)	(000)
Issued	20,880	36,496
Issued in Lieu of Cash Distributions	1,049	734
Redeemed	(5,651)	(8,548)
Net Increase (Decrease) in Shares Outstanding	16,278	28,682

G. In preparing the financial statements as of March 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

52

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The Target Retirement Funds have no direct expenses, but each fund bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing cost (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for each Target Retirement Fund. The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

53

Six Months Ended March 31, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	9/30/2009	3/31/2010	Period
Based on Actual Fund Return
Target Retirement 2030 Fund	$1,000.00	$1,092.91	$0.99
Target Retirement 2035 Fund	$1,000.00	$1,098.79	$1.05
Target Retirement 2040 Fund	$1,000.00	$1,097.86	$1.05
Target Retirement 2045 Fund	$1,000.00	$1,098.78	$1.05
Target Retirement 2050 Fund	$1,000.00	$1,098.26	$1.05
Based on Hypothetical 5% Yearly Return
Target Retirement 2030 Fund	$1,000.00	$1,023.98	$0.96
Target Retirement 2035 Fund	$1,000.00	$1,023.93	$1.01
Target Retirement 2040 Fund	$1,000.00	$1,023.93	$1.01
Target Retirement 2045 Fund	$1,000.00	$1,023.93	$1.01
Target Retirement 2050 Fund	$1,000.00	$1,023.93	$1.01

The calculations are based on the acquired fund fees and expenses for the most recent six-month period. The funds’ annualized expense figures for that period are (in order as listed from top to bottom above) 0.19%, 0.20%, 0.20%, 0.20%, and 0.20%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized average expense figures multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

54

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Target Retirement Funds has renewed the funds’ investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Quantitative Equity Group—serves as the investment advisor to the funds. The board determined that continuing the funds’ internalized management structure was in the best interests of the funds and their shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the funds’ investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the performance of the funds, including any periods of outperformance or underperformance compared with relevant benchmarks and peer groups. The board concluded that the funds have performed in line with expectations, and that their results have been consistent with their investment strategies. Information about each fund’s most recent performance can be found in the Performance Summary pages of this report.

Cost
The board concluded that the funds’ acquired fund fees and expenses were well below the average expense ratios charged by funds in their respective peer groups. The funds do not incur advisory expenses directly; however, the board noted that each of the underlying funds in which the funds invest has advisory expenses well below the relevant peer-group average. Information about the funds’ acquired fund fees and expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that Vanguard’s low-cost arrangement with the Target Retirement Funds and their underlying funds ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

55

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Funds that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

56

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 162 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2]
F. William McNabb III	Principal Occupation(s) During the Past Five Years:
Born 1957. Trustee Since July 2009. Chairman of the	Chairman and Chief Executive Officer (retired 2009)
Board. Principal Occupation(s) During the Past Five	and President (2006–2008) of Rohm and Haas Co.
Years: Chairman of the Board of The Vanguard Group,	(chemicals); Director of Tyco International, Ltd.
Inc., and of each of the investment companies served	(diversified manufacturing and services) and Hewlett-
by The Vanguard Group, since January 2010; Director	Packard Co. (electronic computer manufacturing);
of The Vanguard Group since 2008; Chief Executive	Trustee of The Conference Board; Member of the
Officer and President of The Vanguard Group and of	Board of Managers of Delphi Automotive LLP
each of the investment companies served by The	(automotive components).
Vanguard Group since 2008; Director of Vanguard
Marketing Corporation; Managing Director of The	Amy Gutmann
Vanguard Group (1995–2008).	Born 1949. Trustee Since June 2006. Principal
Occupation(s) During the Past Five Years: President
of the University of Pennsylvania; Christopher H.
Independent Trustees	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
Emerson U. Fullwood	appointments at the Annenberg School for Commu-
Born 1948. Trustee Since January 2008. Principal	nication and the Graduate School of Education of
Occupation(s) During the Past Five Years: Executive	the University of Pennsylvania; Director of Carnegie
Chief Staff and Marketing Officer for North America	Corporation of New York, Schuylkill River Development
and Corporate Vice President (retired 2008) of Xerox	Corporation, and Greater Philadelphia Chamber of
Corporation (document management products and	Commerce; Trustee of the National Constitution Center;
services); Director of SPX Corporation (multi-industry	Chair of the Presidential Commission for the Study of
manufacturing), the United Way of Rochester,	Bioethical Issues.
Amerigroup Corporation (managed health care),
the University of Rochester Medical Center, and
Monroe Community College Foundation.

JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate	Thomas J. Higgins
Vice President and Chief Global Diversity Officer since	Born 1957. Chief Financial Officer Since September
2006 (retired 2008) and Member of the Executive	2008. Principal Occupation(s) During the Past Five
Committee (retired 2008) of Johnson & Johnson	Years: Principal of The Vanguard Group, Inc.; Chief
(pharmaceuticals/consumer products); Vice President	Financial Officer of each of the investment companies
and Chief Information Officer of Johnson & Johnson	served by The Vanguard Group since 2008; Treasurer
(1997–2005); Director of the University Medical Center	of each of the investment companies served by The
at Princeton and Women’s Research and Education	Vanguard Group (1998–2008).
Institute; Member of the Advisory Board of the
Maxwell School of Citizenship and Public Affairs	Kathryn J. Hyatt
at Syracuse University.	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: Principal
F. Joseph Loughrey	of The Vanguard Group, Inc.; Treasurer of each of
Born 1949. Trustee Since October 2009. Principal	the investment companies served by The Vanguard
Occupation(s) During the Past Five Years: President	Group since 2008; Assistant Treasurer of each of the
and Chief Operating Officer since 2005 (retired 2009)	investment companies served by The Vanguard Group
and Vice Chairman of the Board (2008–2009) of	(1988–2008).
Cummins Inc. (industrial machinery); Director of
SKF AB (industrial machinery), Hillenbrand, Inc.	Heidi Stam
(specialized consumer services), Sauer-Danfoss Inc.	Born 1956. Secretary Since July 2005. Principal
(machinery), the Lumina Foundation for Education,	Occupation(s) During the Past Five Years: Managing
and Oxfam America; Chairman of the Advisory Council	Director of The Vanguard Group, Inc., since 2006;
for the College of Arts and Letters at the University of	General Counsel of The Vanguard Group since 2005;
Notre Dame.	Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group
André F. Perold	since 2005; Director and Senior Vice President of
Born 1952. Trustee Since December 2004. Principal	Vanguard Marketing Corporation since 2005;
Occupation(s) During the Past Five Years: George	Principal of The Vanguard Group (1997–2006).
Gund Professor of Finance and Banking at the Harvard
Business School; Chair of the Investment Committee
of HighVista Strategies LLC (private investment firm).	Vanguard Senior Management Team

Alfred M. Rankin, Jr.	R. Gregory Barton	Michael S. Miller
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Glenn W. Reed
President, and Chief Executive Officer of NACCO	Paul A. Heller	George U. Sauter
Industries, Inc. (forklift trucks/housewares/lignite);
Director of Goodrich Corporation (industrial products/
aircraft systems and services); Chairman of the Federal	Chairman Emeritus and Senior Advisor
Reserve Bank of Cleveland; Trustee of The Cleveland
Museum of Art.	John J. Brennan
Chairman, 1996–2009
Peter F. Volanakis	Chief Executive Officer and President, 1996–2008
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005	Founder
of Corning Incorporated (communications equipment);
President of Corning Technologies (2001–2005);	John C. Bogle
Director of Corning Incorporated and Dow Corning;	Chairman and Chief Executive Officer, 1974–1996
Trustee of the Corning Incorporated Foundation and
the Corning Museum of Glass; Overseer of the
Amos Tuck School of Business Administration at
Dartmouth College.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People With Hearing Impairment > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting our website, www.vanguard.com, and searching for “proxy voting guidelines,” or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either
www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at 202-551-8090. Information about your fund is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

© 2010 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q3082B 052010

Item 2: Not Applicable.

Item 3: Not Applicable.

Item 4: Not Applicable.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD CHESTER FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: May 21, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD CHESTER FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: May 21, 2010

VANGUARD CHESTER FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: May 21, 2010

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 26, 2010, see file Number 33-53683, is Incorporated by Reference.